                               AMENDMENT NO. 1 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of May 1, 2005, as follows:

     1. The following paragraph amends and, as amended, restates paragraph C.2 of Article I, Scope of Agreement:

          2. This Agreement covers only the Cedent's contractual liability for reinsured claims that are realized upon annuitization or exercise of the Guaranteed Principal Option if applicable under the contractual terms of the Income Program within the variable annuity contract forms specified in Schedule A.

     2. The following paragraph amends and, as amended, restates paragraph C of Article IV, Net Amount at Risk:

          C. The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to (i) or (ii), where:

          (i) IBNAR = Maximum [(IBB * (MAPR/SAPR) - Account Value), 0] * Reinsurer's Percentage

          where:

          .    The INCOME BENEFIT BASE (IBB) is as defined in Schedule A

               . The MINIMUM ANNUITY PURCHASE RATE (MAPR) per $1000 is calculated using the following assumptions:

Mortality Table         Annuity 2000 (Exhibit I)
Age Setback             7 Years
Mortality Improvement   None
Unisex Blend:           Sex distinct only
Interest Rate:          2.5% all years
Expenses:               None
Premium Taxes:          Applied by state of residence and market
Age:                    Attained age on exercise date
Frequency of payment    Monthly

          Annuity form:

               1. Individual Basis: Limited to a Life Annuity with a Period Certain The number of years of Period Certain is as defined below:

Age at Annuitization   Period Certain Years
--------------------   --------------------
      Up to 79                  10
         80                      9
         81                      8
         82                      7
         83                      6
        84-85                    5

               2. Joint Basis: Limited to a Joint and 100% Survivor Annuity with 10-Year Period Certain

..    The SETTLEMENT ANNUITY PURCHASE RATE (SAPR) per $1000, which is used at time of annuitization for reinsurance claims settlement shall be equal to the fixed annuity purchase rate that the Cedent would provide to an annuitant in the same class.

     Annuity form:

     1. Individual Basis: Limited to a Life Annuity with a Period Certain The number of years of Period Certain is as defined below:

Age at Annuitization   Period Certain Years
--------------------   --------------------
      Up to 79                  10
         80                      9
         81                      8
         82                      7
         83                      6
        84-85                    5

     2. Joint Basis: Limited to a Joint and 100% Survivor Annuity with 10-Year Period Certain

     (ii) The Guaranteed Principal Adjustment if the Income Benefit contains a Guaranteed Principal Option or 0 otherwise.

     3. The following paragraph amends and, as amended, restates paragraph A of Article VII, Settlement of Claims:

          A. GMIB: The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract on or after the expiration of the waiting period and upon exercise of benefits under the terms of the Income Program where such events occur, on the policies reinsured hereunder, on or after the Effective Date.

     4. The following paragraph amends and, as amended, restates paragraph C of Article VII, Settlement of Claims:

          C. GMIB: Within thirty (30) days of the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual Income Program benefits paid in respect of Reinsured Contracts in that month, based on the definition set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefits.

     5. The following paragraph amends and, as amended, restates paragraph D of Schedule A, Plans of Reinsurance:

          D.   GMIB (Contractual Income Program Benefit) Ceded:

Income Benefit Base (IBB)
-------------------------

Version 1 - Greater of an Annual Ratchet to attained age 80 and a 6% Rollup to attained age 80; frozen thereafter. The IBB is reduced proportionately for withdrawals.

Version 2 - Greater of an Annual Ratchet to attained age 80 and a 5% Rollup to attained age 80; frozen thereafter. The IBB is reduced proportionately for withdrawals.

Version 3 - Greater of an Annual Ratchet to attained age 80 and a 5% Rollup to attained age 80; frozen thereafter. The IBB is reduced proportionately for withdrawals.

Waiting Period
--------------

Contractholders can elect to annuitize under the Income Program thirty (30) days prior to their tenth (10th) or later contract anniversary and also under one of the life annuity forms stated in Article IV.

Annuitization
--------------

Annuitization under the Income Program means that the annuitant is receiving guaranteed fixed income payments based on the IBB and the MAPR under one of the life annuity forms shown below under Paragraph E.

Guaranteed Principal Option
---------------------------

Under version III, Contractholders can exercise the Guaranteed Principal Option thirty (30) days following their tenth (10th) or later contract anniversary in lieu of electing income payments based on the IBB.

Income Program Rider Election
-----------------------------

The contractholder can only elect the Income Program Rider at issue. Once election is made, it is irrevocable.

Income Program Rider Cancellation
---------------------------------

The contractholder of the annuity can not cancel the Income Program rider at any time.

Step-up or Reset Of IBB
-----------------------

The 5% Rollup amount can be reset for version III within 30 days prior to any anniversary but not sooner than three years following issue or any previous optional reset. Not Available for versions I and II.

     6. The following paragraph amends and, as amended, restates paragraph B of Exhibit II, Reinsured Premiums:

          B.   Income Program

                                                             REINSURANCE PREMIUM
   INCOME PROGRAM                PRODUCTS COVERED               (BASIS POINTS)
--------------------   -----------------------------------   -------------------
Income Program Rider   All Products sold prior to                   35.00
                       February 15, 2003

Income Program Rider   All Products sold after April 30,            45.00
                       2003 and before May 1, 2005 if GMDB
                       program is Annual Step or Max of
                       Annual Step and Rollup
Income Program Rider   All other Products sold after                 50.00
                       February 14, 2003 and before
                       May 1, 2005

Income Program Rider   All Version I and Version II                 50.00
                       Products sold after April 30, 2005

Income Program Rider   All Version III Plus Products                75.00
                       sold after April 30, 2005

This Amendment No. 1 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 1 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ Richard C. Pearson
    -------------------------------------
Title: Executive Vice President


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: Chairman

                               AMENDMENT NO. 2 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)
                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of November 1, 2005, as follows:

     1. The attached Article I, Scope of Agreement, amends and, as amended, restates Article I, Scope of Agreement.

     2. The attached Article IV, Net Amount at Risk, amends and, as amended, restates Article IV, Net Amount at Risk.

     3. The attached Article V, Reinsurance Premiums, amends and, as amended, restates Article V, Reinsurance Premiums.

     4. The attached Article VII, Settlement of Claims, amends and, as amended, restates Article VII, Settlement of Claims.

     5. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     6. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 2 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 2 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ Richard C. Pearson
    -------------------------------------
Title: Executive Vice President


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: Chairman

                                    ARTICLE I

                               SCOPE OF AGREEMENT

A. This Agreement shall be effective as of April 1, 2001 (the "Effective Date") and amended and restated as of July 1, 2004 as described in Schedule A. While this Agreement continues in effect, the Cedent shall cede and the Reinsurer shall accept, as indemnity cessions hereunder, Reinsured Contracts that are issued by the Cedent on and after April 1, 2001.

B.   Ceded Liabilities

     1.   Guaranteed Minimum Death Benefit and Earnings Preservation Benefit

          The indemnity cession shall be the share of the MNAR (defined in Article IV) that is generated, prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Death Benefit ("GMDB") and Earnings Preservation Benefit ("EPB") provisions of the Reinsured Contracts, as specified in Schedule A.

     2.   Guaranteed Minimum Income Benefit

          The indemnity cession shall be the share of the IBNAR (defined in Article IV) that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Income Benefit Rider (the "Income Program") provisions of the Reinsured Contracts, as specified in Schedule A.

     3.   Guaranteed Withdrawal Benefit

          The indemnity cession shall be the share of the WBNAR (defined in Article IV) that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Withdrawal Benefit Rider (the "Withdrawal Program") provisions of the Reinsured Contracts, as specified in Schedule A.

     4.   Guaranteed Minimum Accumulation Benefit

          The indemnity cession shall be the share of the ABNAR (defined in Article IV) that is generated prior to termination of the Reinsurer's liability (defined in Article II) by the Guaranteed Minimum Accumulation Benefit Rider (the "Accumulation" program) provisions of the Reinsured Contracts, as specified in Schedule A.

C. This Agreement covers only the Cedent's contractual liability for reinsured claims paid under variable annuity contract forms specified in Schedule A.

D. There are no aggregate or individual claim limits applicable to the benefits ceded.

E. Spousal Continuances will be covered under this Agreement to the extent provided by the insured contract.

                                   ARTICLE IV

                               NET AMOUNT AT RISK

GMDB AND EPB
------------

A. The MNAR (Mortality Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     MNAR = VNAR + SCNAR + EEMNAR

     in which:

     VNAR (Variable Net Amount at Risk) = Maximum (a, b) multiplied by the Reinsurer's Percentage (defined in Schedule A) in which:

               a = (Contractual Death Benefit - Account Value) and

               b = 0

     SCNAR (Surrender Charge Net Amount at Risk) = Surrender Charges multiplied by the Reinsurer's Percentage

     EEMNAR (Earnings Enhancement Mortality Net Amount at Risk) = x% * Maximum (a, b) multiplied by the Reinsurer's Percentage where:

          x% varies by issue age and is as described in the Reinsurance Contracts specified in Schedule A

          a = (Contractual Death Benefit - Total Purchase Payments Not
          Withdrawn)

          b = 0

B. The death benefit and the surrender charges will be as described in the variable annuity contract forms specified in Schedule A.

GMIB
----

C. The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     (i) The Guaranteed Principal Adjustment as defined in the rider * Reinsurer's Percentage if the Income Benefit contains a Guaranteed Principal Option and the option is exercised; or

     (ii) IBNAR = Maximum [(IBB * (MAPR/SAPR) - Account Value), 0] * Reinsurer's Percentage

     where:

     .    IBB equals the INCOME BASE as defined in the rider;

     . MAPR is the MINIMUM ANNUITY PURCHASE RATE from the GMIB Annuity Table defined in the rider; and

     . SAPR is the SETTLEMENT ANNUITY PURCHASE RATE per $1000 which is used at time of annuitization for reinsurance claims settlement and shall be equal to the fixed annuity purchase rate that the Cedent would provide to an annuitant in the same class.

D. Premium taxes will be applied on a consistent basis between the MAPR and SAPR to calculate the IBNAR.

E. The IBNAR for each contract ceded hereunder shall be calculated as of the last day of each calendar month prior to the termination of liability contingencies set forth in Article II.

GWB
---

F. The WBNAR (Withdrawal Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     WBNAR = Maximum [(GWB Benefit Base - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A).

     A claim is incurred when the Account Value equals zero and is paid out in installments consistent with the reinsured contract.

GMAB
----

G. The ABNAR (Accumulation Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     ABNAR = Maximum [(GMAB Guaranteed Accumulation Amount - Account Value),0] * Reinsurer's Percentage.

     A claim is incurred at the maturity date of the GMAB rider if the GMAB Guaranteed Accumulation Amount exceeds the Account Value.

                                    ARTICLE V

                              REINSURANCE PREMIUMS

A. The Cedent shall pay the Reinsurer an Initial Reinsurance Premium equal to $10,893,915.

B. The total Reinsurance Premium for the business ceded hereunder is the sum of the GMDB Reinsurance Premium, the EPB Reinsurance Premium, the GMIB Reinsurance Premium, the GWB Reinsurance Premium, and the GMAB Reinsurance Premium, each of which is defined separately in this article.

C. The Reinsurance Premium rates and structure described above are subject to change in accordance with the criteria described in Article XV.

D. The Reinsurance Premium rates are expressed in terms of basis points and are defined in Exhibit II.

GMDB Reinsurance Premium
------------------------

E. The Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate separate account value for the reporting month. This value shall be applied to the GMDB Reinsurance Premium rates per premium class on a 1/12th basis.

EPB Reinsurance Premium
------------------------

F. The Cedent shall calculate the Reinsurer's Percentage of the average aggregate separate account value for the reporting month. This value shall be applied to the annualized EPB reinsurance premium rates per premium class on a 1/12th basis.

GMIB Reinsurance Premium
------------------------

G. The Cedent shall calculate, for each premium class, the Reinsurer's Percentage of the average aggregate IBB value for the reporting month. This value shall be applied to the annualized GMIB cession premium rates on a 1/12th basis.

GWB Reinsurance Premium
------------------------

H. The Cedent shall calculate the Reinsurer's Percentage of the Guaranteed Withdrawal Amount for the reporting month. This value shall be applied to the annualized GWB Reinsurance Premium rates per premium class on a 1/12th basis.

GMAB Reinsurance Premium
------------------------

I. For the PEP product, the Cedent shall calculate for the reporting month the Reinsurer's Percentage of the average aggregate separate account value. This value shall be applied to the annualized GMAB cession premium rates on a 1/12th basis.

J. For other products, the Cedent shall calculate for the reporting month the Reinsurer's Percentage of the Guaranteed Accumulation Amount. This value shall be applied to the annualized GMAB cession premium rates on a 1/12th basis.

                                   ARTICLE VII

                              SETTLEMENT OF CLAIMS

A. The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract with respect to claims that occur on or after the Effective Date.

     For GMIB, the Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract upon exercise of benefits under the terms of the Income Program where such events occur on or after the Effective Date.

B. In the event that the Cedent provides satisfactory proof of claim liability to the Reinsurer, benefit claim settlements made by a Cedent and accepted by the Reinsurer shall be unconditionally binding on the Reinsurer. The Cedent shall report all approved benefit claims in bordereau including cause of death, as available, in such format as may be agreed to from time to time.

C. Within thirty (30) days after the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual benefit claims paid in respect of Reinsured Contracts in that month, based on the definition, set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefit claim liabilities.

D. In no event will the Reinsurer be liable for expense incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to Reinsured Contract proceeds or benefits.

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

     Prior to July 1, 2004, 25% of the business described herein.

     Effective, July 1, 2004, 100% of the business described herein.

B. Effective Date:

     April 1, 2001

C. Reinsured Contracts:

     METLIFE INVESTORS USA INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     VA Series Contract (Standard Contract, 7-year surrender charge schedule) XC Series Contract (Bonus Contract, 9-year surrender charge schedule)
     L Series Contract (3-year surrender charge schedule)
     C Series Contract (No surrender charges)

     Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
     Marquis Portfolios (No surrender charges)
     USA PEP (10-year surrender charge schedule)
     PrimElite III (8-year surrender charge schedule)

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Standard Death Benefit - Principal Protection: Form 8015 (11/00) Optional Death Benefit - Annual Step-Up: Form 8017 (11/00)
     Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup:
     Form 8016(11/00)
     Additional Death Benefit - Earnings Preservation Benefit (EPB):
     Form 8019 (11/00)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form 8018 (11/00)
     Guaranteed Minimum Income Benefit II: Form 8018-1 (03/03)
     Guaranteed Minimum Income Benefit Plus: Form 8018-2 (05/05)

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------

     Guaranteed Withdrawal Benefit: Form MLIU-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form MLIU-690-2 (11/05)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------

     Guaranteed Minimum Accumulation Benefit: Form MLIU 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                      REINSURANCE PREMIUM
         GMDB PROGRAM                      PRODUCTS COVERED              (BASIS POINTS)
-----------------------------   -----------------------------------   -------------------
Principal Protection            All Products                                  9.00

Annual Step-Up                  Plan Codes: BN2201, BN22ML, CS5201,          10.00
                                CS520R, CS52ML, CS52MR, LS4201,
                                LS420R, LS42ML, LS42MR, ST1201,
                                ST120R, ST120X, ST12ML, and ST12MR

Annual Step-Up                  Other Plan Codes                             20.00

Greater of Annual Step-Up and   Plan Codes: BN2201, BN22ML, CS5201,          25.00
5% Rollup                       CS520R, CS52ML, CS52MR, LS4201,
                                LS420R, LS42ML, LS42MR, ST1201,
                                ST120R, ST120X, ST12ML, and ST12MR

Greater of Annual Step-Up and   Other Plan Codes                             35.00
5% Rollup

Earnings Preservation Benefit   All Products                                 25.00

B.   INCOME PROGRAM

                                                                   REINSURANCE
                                                                 PREMIUM (BASIS
 INCOME PROGRAM                  PRODUCTS COVERED                    POINTS)
----------------   -------------------------------------------   --------------
GMIB               All Products sold prior to February                35.00
                   15,2003

GMIB and GMIB II   Plan codes BN2203, BN22M3, CS5203, CS52M3,         45.00
                   CS52R3, CS53MR, LS4203, LS4204, LS42M3,
                   LS42R3, LS42R4, LS43MR, ST1203, ST12M3,
                   ST12R3, ST12X3, and ST13MR sold after April
                   30, 2003 and before May 1, 2005 if GMDB
                   program is Annual Step-Up or Greater of
                   Annual Step-Up and 5% Rollup

GMIB and GMIB II   All other Products sold after February 14,         50.00
                   2003 and before May 1, 2005 and for All
                   Products sold after April 30,2005

GMIB Plus          All Products sold after                            75.00
                   April 30, 2005

C.   WITHDRAWAL PROGRAM

                                                   REINSURANCE PREMIUM
      WITHDRAWAL PROGRAM        PRODUCTS COVERED      (BASIS POINTS)
-----------------------------   ----------------   -------------------
Guaranteed Withdrawal Benefit   All Products              50.00
Principal Guarantee             All Products              50.00
Principal Guarantee Value       All Products              25.00

D. ACCUMULATION PROGRAM

                                                       REINSURANCE PREMIUM
      ACCUMULATION PROGRAM         PRODUCTS COVERED       (BASIS POINTS)
-------------------------------   ------------------   -------------------
Guaranteed Accumulation Benefit       PEP Product             150.00
Guaranteed Accumulation Benefit   All Other Products           75.00

                               AMENDMENT NO. 3 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of June 12, 2006, as follows:

     1. Article IV, Net Amount at Risk, Paragraph F, GWB, is revised and amended as follows:

          F. The WBNAR (Withdrawal Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

          Guaranteed Withdrawal Benefit, Principal Guarantee and Principal Guarantee Value:

          WBNAR = Maximum [(GWB Benefit Base - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A).

          Lifetime Guaranteed Withdrawal Benefit:

          WBNAR = Maximum [(Remaining Guaranteed Withdrawal Amount - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A) + Present Value of any additional Lifetime Payments * Reinsurer's Percentage

          A claim is incurred when the Account Value equals zero and is paid out in installments consistent with the reinsured contract.

     2. Article V, Reinsurance Premiums, Paragraph H, GWB Reinsurance Premium, is revised and amended as follows:

          H. The Cedent shall calculate the Reinsurer's Percentage of the Guaranteed Withdrawal Amount (Total Guaranteed Withdrawal Amount for Lifetime GWB) for the reporting month. This value shall be applied to the annualized GWB Reinsurance Premium rates per premium class on a 1/12th basis.

     3. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     4. Exhibit II, Reinsurance Premiums, Paragraph C, Withdrawal Program, is revised and amended as follows:

C.   WITHDRAWAL PROGRAM

                                                      REINSURANCE PREMIUM
       WITHDRAWAL PROGRAM           PRODUCTS COVERED    (BASIS POINTS)
----------------------------------  ----------------  -------------------
Guaranteed Withdrawal Benefit         All Products          50.00
Principal Guarantee                   All Products          50.00
Principal Guarantee Value             All Products          25.00
Lifetime GWB - Single Life Version    All Products          50.00
Lifetime GWB - Joint Life             All Products          70.00
Version

This Amendment No. 3 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 3 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ Richard C. Pearson
    -------------------------------------
Title: Executive Vice President


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

     Prior to July 1, 2004, 25% of the business described herein.

     Effective, July 1, 2004, 100% of the business described herein.

B. Effective Date:

     April 1, 2001

C. Reinsured Contracts:

     METLIFE INVESTORS USA INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     VA Series Contract (Standard Contract, 7-year surrender charge schedule) XC Series Contract (Bonus Contract, 9-year surrender charge schedule)
     L Series Contract (3-year surrender charge schedule)
     C Series Contract (No surrender charges)

     Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
     Marquis Portfolios (No surrender charges)
     USA PEP (10-year surrender charge schedule)
     PrimElite III (8-year surrender charge schedule)

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Standard Death Benefit - Principal Protection: Form 8015 (11/00) Optional Death Benefit - Annual Step-Up: Form 8017 (11/00)
     Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup: Form 8016(11/00)
     Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 8019 (11/00)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form 8018 (11/00)
     Guaranteed Minimum Income Benefit II: Form 8018-1 (03/03)
     Guaranteed Minimum Income Benefit Plus: Form 8018-2 (05/05)

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------

     Guaranteed Withdrawal Benefit: Form MLIU-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form MLIU-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form MLIU-690-3 (6/06)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------

     Guaranteed Minimum Accumulation Benefit: Form MLIU 670-1 (11/05)

                               AMENDMENT NO. 4 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended as follows:

     1. Effective May 1, 2007, the attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. Effective February 26, 2007, the attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 4 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 4 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ [Illegible Signature]
    -------------------------------------
Title: V P


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

     Prior to July 1, 2004, 25% of the business described herein.

     Effective, July 1, 2004, 100% of the business described herein.

B. Effective Date:

     April, 2001

C. Reinsured Contracts:

     METLIFE INVESTORS USA INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     VA Series Contract (Standard Contract, 7-year surrender charge schedule) XC Series Contract (Bonus Contract, 9-year surrender charge schedule)
     L Series Contract (3-year surrender charge schedule)
     C Series Contract (No surrender charges)
     S Series Contract (Standard and L Series)

     Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
     Marquis Portfolios (No surrender charges)
     USA PEP (10-year surrender charge schedule)
     PrimElite III (8-year surrender charge schedule)
     PrimElite IV (8-year surrender charge schedule)

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Standard Death Benefit - Principal Protection: Form 8015 (11/00) Optional Death Benefit - Annual Step-Up: Form 8017 (11/00)
     Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup: Form 8016 (11/00)
     Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 8019 (11/00)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form 8018 (11/00)
     Guaranteed Minimum Income Benefit II: Form 8018-1 (03/03)
     Guaranteed Minimum Income Benefit Plus: Form 8018-2 (05/05)

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------

     Guaranteed Withdrawal Benefit: Form MLIU-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form MLIU-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form MLIU-690-3 (6/06)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------

     Guaranteed Minimum Accumulation Benefit: Form MLIU 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                            REINSURANCE PREMIUM
       GMDB PROGRAM                PRODUCTS COVERED           (BASIS POINTS)
--------------------------   ---------------------------   ---------------------
Principal Protection         All Products                           9.00

Annual Step-Up               Plan Codes: BN2201, BN22ML,           10.00
                             CS5201, CS520R, CS52ML,
                             CS52MR, LS4201, LS420R,
                             LS42ML, LS42MR, ST1201,
                             ST120R, ST120X, ST12ML,
                             and ST12MR

Annual Step-Up               Other Plan Codes                      20.00

Greater of Annual Step-Up    Plan Codes: BN2201,                   25.00
and 5% Rollup                BN22ML, CS5201, CS520R,
                             CS52ML, CS52MR, LS4201,
                             LS420R, LS42ML, LS42MR,
                             ST1201, ST120R, ST120X,
                             ST12ML, and ST12MR

Greater of Annual Step-Up    Other Plan Codes                      35.00
and 5% Rollup

Earnings Preservation        All Products                          25.00
Benefit

B.   INCOME PROGRAM

                                                            REINSURANCE PREMIUM
     INCOME PROGRAM                PRODUCTS COVERED           (BASIS POINTS)
--------------------------   ---------------------------   ---------------------
GMIB                         All Products sold prior to               35
                             February 15, 2003

GMIB and GMIB II             Plan codes BN2203, BN22M3,               45
                             CS5203, CS52M3, CS52R3,
                             CS53MR, LS4203, LS4204,
                             LS42M3, LS42R3, LS42R4,
                             LS43MR, ST1203, ST12M3,
                             ST12R3, ST12X3, and ST13MR
                             sold after April 30, 2003
                             and before May 1, 2005 if
                             GMDB program is Annual
                             Step-Up or Greater of
                             Annual Step-Up and
                             5% Rollup

GMIB and GMIB II             All other Products sold                  50
                             after February 14,
                             2003 and before May 1, 2005
                             and for All Products sold
                             after April 30, 2005

GMIB Plus                    All Products sold after                  75
                             April 30, 2005 and before
                             February 26, 2007.

GMIB Plus                    All Products, except                     80
                             Marquis Portfolio, sold on
                             or after February 26, 2007.

GMIB Plus                    Marquis Portfolio sold on                95
                             or after May 1, 2007

C.   WITHDRAWAL PROGRAM

                                                            REINSURANCE PREMIUM
  WITHDRAWAL PROGRAM               PRODUCTS COVERED           (BASIS POINTS)
--------------------------   ---------------------------   ---------------------
Guaranteed Withdrawal                All Products                     50
Benefit

Principal Guarantee                  All Products                     50

Principal Guarantee Value            All Products                     25

Lifetime GWB - Single Life      All Products, except                  50
Version                          Marquis Portfolio

Lifetime GWB - Single Life       Marquis Portfolios                   70
Version

Lifetime GWB - Joint Life       All Products, except                  70
Version                          Marquis Portfolio

Lifetime GWB - Joint Life        Marquis Portfolios                   90
Version

D.   ACCUMULATION PROGRAM

                                                            REINSURANCE PREMIUM
   ACCUMULATION PROGRAM            PRODUCTS COVERED           (BASIS POINTS)
--------------------------   ---------------------------   ---------------------
Guaranteed Accumulation
Benefit                              PEP Product                  150.00
Guaranteed Accumulation
Benefit                           All Other Products               75.00

                               AMENDMENT NO. 5 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended as follows:

     1. Effective June 1, 2007, the attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 5 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 5 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ Richard C. Pearson
    -------------------------------------
Title: Vice President


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: President

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                     REINSURANCE PREMIUM
          GMDB PROGRAM                              PRODUCTS COVERED                   (BASIS POINTS)
-------------------------------   ------------------------------------------------   -------------------
Principal Protection              All Products                                               9.00

Annual Step-Up                    Plan Codes: BN2201, BN22ML, CS5201,                       10.00
                                  CS520R, CS52ML, CS52MR, LS4201,
                                  LS420R, LS42ML, LS42MR, ST1201,
                                  ST120R, ST120X, ST12ML, and ST12MR

Annual Step-Up                    Other Plan Codes                                          20.00

Greater of Annual Step-Up and     Plan Codes: BN2201, BN22ML, CS5201,                       25.00
5% Rollup                         CS520R, CS52ML, CS52MR, LS4201,
                                  LS420R, LS42ML, LS42MR, ST1201,
                                  ST120R, ST120X, ST12ML, and ST12MR

Greater of Annual Step-Up and     Other Plan Codes                                          35.00
5% Rollup

Earnings Preservation             All Products                                              25.00
Benefit

B.   INCOME PROGRAM

                                                                                     REINSURANCE PREMIUM
      INCOME PROGRAM                                PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------   ------------------------------------------------   -------------------
GMIB                              All Products sold prior to February 15, 2003                 35

GMIB and GMIB II                  Plan codes BN2203, BN22M3, CS5203, CS52M3,                   45
                                  CS52R3, CS53MR, LS4203, LS4204, LS42M3, LS42R3,
                                  LS42R4, LS43MR, ST1203, ST12M3, ST12R3, ST12X3,
                                  and ST13MR sold after April 30, 2003 and before
                                  May 1, 2005 if GMDB program is Annual Step-Up or
                                  Greater of Annual Step-Up and 5% Rollup

GMIB and GMIB II                  All other Products sold after February 14,                   50
                                  2003 and before May 1, 2005 and for All
                                  Products sold after April 30,2005

GMIB Plus                         All Products sold after April 30, 2005 and                   75
                                  before February 26, 2007.

GMIB Plus                         All Products, except Marquis Portfolio, sold on              80
                                  or after February 26, 2007.

GMIB Plus                         Marquis Portfolio sold on or after May 1, 2007               95

C.   WITHDRAWAL PROGRAM

                                                                                     REINSURANCE PREMIUM
       WITHDRAWAL PROGRAM                          PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------   ------------------------------------------------   -------------------
Guaranteed Withdrawal Benefit                        All Products                              50

Principal Guarantee                                  All Products                              50

Principal Guarantee Value                            All Products                              25

Lifetime GWB - Single Life           All Products, except Marquis Portfolio and                50
Version                                             Prim Elite IV

Lifetime GWB - Single Life                           PrimElite IV                              65
Version

Lifetime GWB - Single Life                        Marquis Portfolios                           70
Version

Lifetime GWB - Joint Life            All Products, except Marquis Portfolio and                70
Version                                              Prim Elite IV

Lifetime GWB - Joint Life                            PrimElite IV                              85
Version

Lifetime GWB - Joint Life                         Marquis Portfolios                           90
Version

D. ACCUMULATION PROGRAM

                                                                                     REINSURANCE PREMIUM
    ACCUMULATION PROGRAM                          PRODUCTS COVERED                      (BASIS POINTS)
-------------------------------   ------------------------------------------------   -------------------
Guaranteed Accumulation Benefit                       PEP PRODUCT                          150.00

Guaranteed Accumulation Benefit                   All OTHER PRODUCTS                        75.00

                               AMENDMENT NO. 6 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of June 30, 2007, to change the benefit reimbursement pattern for the GMIB (Guaranteed Minimum Income Benefit) rider. Therefore, the IBNARP (Income Benefit Net Amount At Risk Percentage) is defined in Article IV, and Article I and VII, as well as Schedule B, are updated to reflect this change:

     1. The attached Article I, Scope of Agreement, amends and, as amended, restates Article I, Scope of Agreement.

     2. The attached Article IV, Net Amount at Risk, amends and, as amended, restates Article IV, Net Amount at Risk.

     3. The attached Article VII, Settlement of Claims, amends and, as amended, restates Article VII, Settlement of Claims.

     4. The attached Schedule B, Required Data and Suggested Data Layout, amends and, as amended, restates Schedule B, Required Data and Suggested Data Layout.

This Amendment No. 6 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 6 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ Richard C. Pearson
    -------------------------------------
Title: Vice President


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: President

                                    ARTICLE I

                               SCOPE OF AGREEMENT

A. This Agreement shall be effective as of April 1, 2001 (the "Effective Date") and amended and restated as of July 1, 2004 as described in Schedule
     A. While this Agreement continues in effect, the Cedent shall cede and the Reinsurer shall accept, as indemnity cessions hereunder, Reinsured Contracts that are issued by the Cedent on and after April 1, 2001.

B.   Ceded Liabilities

     1.   Guaranteed Minimum Death Benefit and Earnings Preservation Benefit

          The indemnity cession shall be the share of the MNAR (defined in Article IV) that is generated, prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Death Benefit ("GMDB") and Earnings Preservation Benefit ("EPB") provisions of the Reinsured Contracts, as specified in Schedule A.

     2.   Guaranteed Minimum Income Benefit

          The indemnity cession shall be the share of the annuity payments upon annuitization that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Minimum Income Benefit Rider (the "Income Program") provisions of the Reinsured Contracts, as specified in Schedule A, multiplied by the IBNARP (defined in Article IV).

     3.   Guaranteed Withdrawal Benefit

          The indemnity cession shall be the share of the WBNAR (defined in Article IV) that is generated prior to the termination of the Reinsurer's liability (defined in Article II), by the Guaranteed Withdrawal Benefit Rider (the "Withdrawal Program") provisions of the Reinsured Contracts, as specified in Schedule A.

     4.   Guaranteed Minimum Accumulation Benefit

          The indemnity cession shall be the share of the ABNAR (defined in Article IV) that is generated prior to termination of the Reinsurer's liability (defined in Article II) by the Guaranteed Minimum Accumulation Benefit Rider (the "Accumulation" program) provisions of the Reinsured Contracts, as specified in Schedule A.

C. This Agreement covers only the Cedent's contractual liability for reinsured claims paid under variable annuity contract forms specified in Schedule A.

D. There are no aggregate or individual claim limits applicable to the benefits ceded.

E. Spousal Continuances will be covered under this Agreement to the extent provided by the insured contract.

                                   ARTICLE IV

                               NET AMOUNT AT RISK

GMDB AND EPB
------------

A. The MNAR (Mortality Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     MNAR = VNAR + SCNAR + EEMNAR

     in which:

     VNAR (Variable Net Amount at Risk) = Maximum (a, b) multiplied by the Reinsurer's Percentage (defined in Schedule A) in which:

          a = (Contractual Death Benefit - Account Value) and

          b = 0

     SCNAR (Surrender Charge Net Amount at Risk) = Surrender Charges multiplied by the Reinsurer's Percentage

     EEMNAR (Earnings Enhancement Mortality Net Amount at Risk) = x% * Maximum (a, b) multiplied by the Reinsurer's Percentage where:

          x% varies by issue age and is as described in the Reinsurance Contracts specified in Schedule A

          a = (Contractual Death Benefit - Total Purchase Payments Not
              Withdrawn)

          b = 0

B. The death benefit and the surrender charges will be as described in the variable annuity contract forms specified in Schedule A.

GMIB
----

C. The IBNAR (Income Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     (i) The Guaranteed Principal Adjustment as defined in the rider * Reinsurer's Percentage if the Income Benefit contains a Guaranteed Principal Option and the option is exercised; or

     (ii) IBNAR = Maximum [(IBB * (MAPR/SAPR) - Account Value), 0] * Reinsurer's Percentage

D. The IBNARP (Income Benefit Net Amount at Risk Percentage) for each variable annuity contract ceded hereunder shall be equal to the following:

          IBNARP = IBNAR / [IBB * (MAPR/SAPR)]

     where:

     .    IBB equals the INCOME BASE as defined in the rider;

     . MAPR is the MINIMUM ANNUITY PURCHASE RATE from the GMIB Annuity Table defined in the rider; and

     . SAPR is the SETTLEMENT ANNUITY PURCHASE RATE per $1000 which is used at time of annuitization for reinsurance claims settlement and shall be equal to the fixed annuity purchase rate that the Cedent would provide to an annuitant in the same class.

E. Premium taxes will be applied on a consistent basis between the MAPR and SAPR to calculate the IBNARP and IBNAR.

F. The IBNARP and IBNAR for each contract ceded hereunder shall be calculated as of the last day of each calendar month prior to the termination of liability contingencies set forth in Article II.

GWB
---

G. The WBNAR (Withdrawal Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     Guaranteed Withdrawal Benefit, Principal Guarantee and Principal Guarantee
     Value:

     WBNAR = Maximum [(GWB Benefit Base - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A).

     Lifetime Guaranteed Withdrawal Benefit:

     WBNAR = Maximum [(Remaining Guaranteed Withdrawal Amount - Account Value), 0] * Reinsurer's Percentage (defined in Schedule A) + Present Value of any additional Lifetime Payments * Reinsurer's Percentage

     A claim is incurred when the Account Value equals zero and is paid out in installments consistent with the reinsured contract.

GMAB
----

H. The ABNAR (Accumulation Benefit Net Amount at Risk) for each variable annuity contract ceded hereunder shall be equal to the following:

     ABNAR = Maximum [(GMAB Guaranteed Accumulation Amount - Account Value),0] * Reinsurer's Percentage.

     A claim is incurred at the maturity date of the GMAB rider if the GMAB Guaranteed Accumulation Amount exceeds the Account Value.

                                   ARTICLE VII

                              SETTLEMENT OF CLAIMS

A. The Reinsurer shall indemnify the Cedent under this Agreement only for benefit claims that the Cedent paid as contractually required under a Reinsured Contract with respect to claims that occur on or after the Effective Date.

B. In the event that the Cedent provides satisfactory proof of claim liability to the Reinsurer, benefit claim settlements made by a Cedent and accepted by the Reinsurer shall be unconditionally binding on the Reinsurer. The Cedent shall report all approved benefit claims in bordereau including cause of death, as available, in such format as may be agreed to from time to time.

C. Within thirty (30) days after the end of each calendar month, the Cedent shall notify the Reinsurer of the ceded contractual benefit claims paid in respect of Reinsured Contracts in that month, based on the definition, set forth in Article IV, and the Reinsurer shall indemnify the Cedent as provided in Article VI for the ceded benefit claim liabilities.

D. In no event will the Reinsurer be liable for expense incurred in connection with a dispute or contest arising out of conflicting or any other claims of entitlement to Reinsured Contract proceeds or benefits.

                                   SCHEDULE B

                    REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (Page 1 of 3)


FIELD DESCRIPTION                                                   COMMENTS
-----------------                               ----------------------------------------------
Annuitant's ID:                                 Last Name
                                                First Name
                                                Middle Name
Sex                                             M or F
Date of Birth                                   YYYYMMDD
Social Security No. / Social Insurance No.

Joint Annuitant's ID:                           Last Name If Applicable
                                                First Name
                                                Middle Name
Sex                                             M or F
Date of Birth                                   YYYYMMDD
Social Security No. / Social Insurance No.

Owner's ID:                                     Last Name
                                                First Name
                                                Middle Name
Sex                                             M or F
Date of Birth                                   YYYYMMDD
Social Security No. / Social Insurance No.

Joint Owner's ID:                               Last Name If Applicable
                                                First Name
                                                Middle Name
Sex                                             M or F
Date of Birth                                   YYYYMMDD
Social Security No. / Social Insurance No.

Policy Number
Policy Issue Date                               YYYYMMDD
Policy Issue Status                             Nl = True New Issue, SC = Spousal Continuance,
                                                EX= 1035 Exchange
Tax Status                                      Qualified (Q), or Non-qualified (N)

                                   SCHEDULE B

                     REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (PAGE 2 OF 3)


FIELD DESCRIPTION                                                                  COMMENTS
-----------------                               ----------------------------------------------------------------------
GMDB/EEB SECTION (If applicable)
--------------------------------
Mortality Risk Definition Indicator             AV = VNAR; CV = VNAR + SCNAR
Death Claim Trigger                             A = Annuitant, O = Owner, 1 = 1st to die, 2 = 2nd to die
                                                (e.g., A2 = payable upon death of second of joint annuitants)
Current Ratchet Value                           If Applicable
Current Reset Value                             If Applicable
Current Rollup Value                            If Applicable
Current Return of Premium Value                 If Applicable

Minimum Guaranteed Death Benefit
Contract Death Benefit                          Greater of Account Value and Minimum Guaranteed Death Benefit
Effective Date of the Rider
Account Value as of the Effective Date of the
Rider
Mortality Risk      VNAR                        Max [Contractual Death Benefit -  Account Value), 0]
                   SCNAR                        Surrender Charge, if applicable
                  EEMNAR                        X% of Death Benefit less Net Purchase Payments
Earnings                                        Death Benefit less Net Purchase Payments
Earnings CAP                                    X% of Net Purchase Payments

GMIB SECTION (If applicable)
----------------------------
GMIB Indicator                                  Y = benefit elected, N = benefit not elected, NA = not  applicable
Income Benefit Elected                          01 = option 1, 02 = option 2, etc.
Expiration of Waiting Period                    YYYYMMDD
GMIB Annuitization Date                         YYYYMMDD - actual date
Most Recent GMIB Step-up / Reset Date           YYYYMMDD, if applicable
Cancellation Date                               YYYYMMDD, if applicable
Pricing Cohort Indicator
IBB Amount
GMIB IBNAR Amount                               Calculated using an individual life annuity form with 10 years certain
Treasury Rate                                   Used in IBNAR calculation
IBNARP
Annuity Payments Upon Annuitization

GWB SECTION (if applicable)
---------------------------
GWB Indicator                                   Y = benefit elected, N = benefit not elected, C = rider cancelled
GWB Election Date                               YYYYMMDD
Total-GWB-Benefit-Base-Amt
Total-GWB-Guar-Withdrl-Amt
Total-GWB-Ann-Benefit-Pymnt
Total-GWB-Rem-Ann-Bnft-Pymnt
Tota-GWB-Rider-Charge
GWB-Optn-Reset-Date

Account Value                                   Current total value
Surrender Charge                                If reinsured
Cumulative Deposits                             Total premiums
Cumulative Withdrawals                          Total withdrawals
Net Purchase Payments                           Total premiums less total withdrawals (proportional adjustment)
Deposits made in quarter of death               dollar value
Quota Share ceded                               percentage

                                   SCHEDULE B

                     REQUIRED DATA AND SUGGESTED DATA LAYOUT

                                  (PAGE 3 OF 3)


FIELD DESCRIPTION                                                       COMMENTS
-----------------                               ----------------------------------------------------------------------
Fundinq Vehicle Values:
-----------------------
   "MorningStar" designations (US)
Aggressive Growth
Balanced
Corporate Bond
Government Bond
Growth
Growth and Income
High Yield Bond
International Bond
International Stock
Money Market
Specialty Fund

Fixed Account
Dollar Cost Averaging

Note: total of funding vehicles should equal account value.

Termination Information:
------------------------
Termination Date                                YYYYMMDD, If applicable

Reason for Termination                          Death (D), Annuitization (A), 1035 Exchange (X), GMIB Election (I),
                                                Other (0).

Cause of Death                                  If applicable. Use your Cause of Death code, and provide translation

Summary Information:                            For reconciliation purposes (may be paper summary)
--------------------

Total number of records                         Monthly aggregate information by GMIB Design, GMAB Design, and
                                                Pricing Cohort (if applicable)

Total of each dollar field                      Monthly aggregate information by GMIB Design, GMAB Design, and
                                                Pricing Cohort (if applicable)

Note: All values to nearest dollar

                               AMENDMENT NO. 7 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of July 16, 2007, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 7 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 7 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ Richard C. Pearson
    -------------------------------------
Title: Vice President


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: President

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                      REINSURANCE PREMIUM
         GMDB PROGRAM                    PRODUCTS COVERED                (BASIS POINTS)
-----------------------------   -----------------------------------   -------------------
Principal Protection            All Products                                  9.00

Annual Step-Up                  Plan Codes: BN2201, BN22ML, CS5201,          10.00
                                CS520R, CS52ML, CS52MR, LS4201,
                                LS420R, LS42ML, LS42MR, ST1201,
                                ST120R, ST120X, ST12ML, and ST12MR

Annual Step-Up                  Other Plan Codes                             20.00

Greater of Annual Step-Up and   Plan Codes: BN2201, BN22ML, CS5201,          25.00
5% Rollup                       CS520R, CS52ML, CS52MR, LS4201,
                                LS420R, LS42ML, LS42MR, ST1201,
                                ST120R, ST120X, ST12ML, and ST12MR

Greater of Annual Step-Up and   Other Plan Codes                             35.00
5% Rollup

Earnings Preservation Benefit   All Products                                 25.00

B.   INCOME PROGRAM

                                                                          REINSURANCE
                                                                        PREMIUM (BASIS
 INCOME PROGRAM                     PRODUCTS COVERED                        POINTS)
----------------   --------------------------------------------------   --------------
GMIB               All Products sold prior to February 15, 2003               35

GMIB and GMIB II   Plan codes BN2203, BN22M3, CS5203, CS52M3,                 45
                   CS52R3, CS53MR, LS4203, LS4204, LS42M3, LS42R3,
                   LS42R4, LS43MR, ST1203, ST12M3, ST12R3, ST12X3,
                   and ST13MR sold after April 30, 2003 and before
                   May 1, 2005 if GMDB program is Annual Step-Up or
                   Greater of Annual Step-Up and 5% Rollup

GMIB and GMIB II   All other Products sold after February 14,                 50
                   2003 and before May 1, 2005 and for All
                   Products sold after April 30,2005

GMIB Plus          All Products sold after April 30, 2005 and                 75
                   before February 26, 2007.

GMIB Plus          All Products, except Marquis Portfolio, sold on or         80
                   after February 26, 2007.

GMIB Plus          Marquis Portfolio sold on or after May 1, 2007             95

C.   WITHDRAWAL PROGRAM

                                                                                    REINSURANCE
                                                                                  PREMIUM (BASIS
         WITHDRAWAL PROGRAM                        PRODUCTS COVERED                   POINTS)
---------------------------------   -------------------------------------------   --------------
Guaranteed Withdrawal Benefit       All Products sold before July 16, 2007              50

Guaranteed Withdrawal Benefit       All Products sold on or after July 16, 2007         55

Principal Guarantee                 All Products                                        50

Principal Guarantee Value           All Products                                        25

Lifetime GWB - Single Life          All Products, except Marquis Portfolio and          50
Version                             PrimElite IV

Lifetime GWB - Single Life          PrimElite IV                                        65
Version

Lifetime GWB - Single Life          Marquis Portfolios                                  70
Version

Lifetime GWB - Joint Life Version   All Products, except Marquis Portfolio and          70
                                    PrimElite IV

Lifetime GWB - Joint Life           PrimElite IV                                        85
Version

Lifetime GWB - Joint Life           Marquis Portfolios                                  90
Version

D. ACCUMULATION PROGRAM

                                                       REINSURANCE PREMIUM
      ACCUMULATION PROGRAM         PRODUCTS COVERED      (BASIS POINTS)
-------------------------------   ------------------   -------------------
Guaranteed Accumulation Benefit      PEP Product              150.00

Guaranteed Accumulation Benefit   All Other Products           75.00

                               AMENDMENT NO. 8 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                    EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of April 28, 2008, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 8 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 8 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ [Illegible Signature]
    -------------------------------------
Title: V P


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

     Prior to July 1, 2004, 25% of the business described herein.

     Effective, July 1, 2004, 100% of the business described herein.

B. Effective Date:

     April 1, 2001

C. Reinsured Contracts:

     METLIFE INVESTORS USA INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     ---------------------------

     VA Series Contract (Standard Contract, 7-year surrender charge schedule) XC Series Contract (Bonus Contract, 9-year surrender charge schedule)
     L Series Contract (3-year surrender charge schedule)
     C Series Contract (No surrender charges)
     S Series Contract (Standard and L Series)

     Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
     Marquis Portfolios (No surrender charges)
     USA PEP (10-year surrender charge schedule)
     PrimElite III (8-year surrender charge schedule)
     PrimElite IV (8-year surrender charge schedule)

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Standard Death Benefit - Principal Protection: Form 8015 (11/00) Optional Death Benefit - Annual Step-Up: Form 8017 (11/00)
     Optional Death Benefit - Greater of Annual Step-Up and 5% Rollup: Form 8016(11/00)
     Additional Death Benefit- Earnings Preservation Benefit (EPB): Form 8019 (11/00)
     Enhanced Death Benefit- Form MLIU-640-1 (4/08)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form 8018 (11/00)
     Guaranteed Minimum Income Benefit II: Form 8018-1 (03/03)
     Guaranteed Minimum Income Benefit Plus: Form 8018-2 (05/05)
     Guaranteed Minimum Income Benefit Plus: Form MLU-560-4 (4/08)

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------

     Guaranteed Withdrawal Benefit: Form MLIU-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form MLIU-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form MLIU-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLIU-690-4 (4/08)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------

     Guaranteed Minimum Accumulation Benefit: Form MLIU 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                   REINSURANCE PREMIUM
         GMDB PROGRAM                         PRODUCTS COVERED                        (BASIS POINTS)
-----------------------------   ------------------------------------------------   ---------------------
Principal Protection                             All Products                               9.00

Annual Step-Up                        Plan Codes: BN2201, BN22ML, CS5201,                  10.00
                                      CS520R, CS52ML, CS52MR, LS4201,
                                      LS420R, LS42ML, LS42MR, ST1201,
                                      ST120R, ST120X, ST12ML, and ST12MR

Annual Step-Up                                 Other Plan Codes                            20.00

Greater of Annual Step-Up and         Plan Codes: BN2201, BN22ML, CS5201,                  25.00
5% Rollup                             CS520R, CS52ML, CS52MR, LS4201,
                                      LS420R, LS42ML, LS42MR, ST1201,
                                      ST120R, ST120X, ST12ML, and ST12MR

Greater of Annual Step-Up and                  Other Plan Codes                            35.00
5% Rollup

Earnings Preservation Benefit                    All Products                              25.00

Enhanced Death Benefit                     All Products except Marquis                     65.00*
                                           Portfolio, Issue Age 0-69

Enhanced Death Benefit                     All Products except Marquis                     85.00*
                                           Portfolio, Issue Age 70-75

Enhanced Death Benefit                Marquis Portfolio, Issue Age 0-69                    85.00*

Enhanced Death Benefit                Marquis Portfolio, Issue Age 70-75                  105.00*

* If the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLIU-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                                   REINSURANCE PREMIUM
       INCOME PROGRAM                         PRODUCTS COVERED                        (BASIS POINTS)
-----------------------------   ------------------------------------------------   ---------------------
GMIB                              All Products sold prior to February 15, 2003                35

GMIB and GMIB II                Plan codes BN2203, BN22M3, CS5203, CS52M3,                    45
                                CS52R3, CS53MR, LS4203, LS4204, LS42M3, LS42R3,
                                LS42R4, LS43MR, ST1203, ST12M3, ST12R3, ST12X3,
                                and ST13MR sold after April 30, 2003 and before
                                May 1, 2005 if GMDB program is Annual Step-Up or
                                Greater of Annual Step-Up and 5% Rollup

GMIB and GMIB II                  All other Products sold after February 14,                  50
                                   2003 and before May 1, 2005 and for All
                                    Products sold after April 30,2005

GMIB Plus                         All Products sold after April 30, 2005 and                  75
                                         before February 26, 2007.

GMIB Plus                       All Products, except Marquis Portfolio, sold on               80
                                         or after February 26, 2007.

GMIB Plus                        Marquis Portfolio sold on or after May 1, 2007               95

C.   WITHDRAWAL PROGRAM

                                                                                   REINSURANCE PREMIUM
   WITHDRAWAL PROGRAM                         PRODUCTS COVERED                        (BASIS POINTS)
-----------------------------   ------------------------------------------------   ---------------------
Guaranteed Withdrawal Benefit         All Products sold before July 16, 2007                  50

Guaranteed Withdrawal Benefit      All Products sold on or after July 16, 2007                55

Principal Guarantee                               All Products                                50

Principal Guarantee Value                         All Products                                25

Lifetime GWB - Single Life        All Products, except Marquis Portfolio and                  50
Version                                           PrimElite IV

Lifetime GWB - Single Life                        PrimElite IV                                65
Version

Lifetime GWB - Single Life                      Marquis Portfolios                            70
Version

Lifetime GWB - Joint Life          All Products, except Marquis Portfolio and                 70
Version                                            PrimElite IV

Lifetime GWB - Joint Life                         PrimElite IV                                85
Version

Lifetime GWB - Joint Life                       Marquis Portfolios                            90
Version

Lifetime GWB (2008 Version)          All Products, except Marquis Portfolio                   65
- Single Life Version

Lifetime GWB (2008 Version)                     Marquis Portfolios                            85
- Single Life Version

Lifetime GWB (2008                   All Products, except Marquis Portfolio                   85
Version) - Joint Life
Version

Lifetime GWB (2008                              Marquis Portfolios                           105
Version) - Joint Life
Version

D.   ACCUMULATION PROGRAM

                                                                                   REINSURANCE PREMIUM
    ACCUMULATION PROGRAM                      PRODUCTS COVERED                        (BASIS POINTS)
-----------------------------   ------------------------------------------------   ---------------------
Guaranteed Accumulation
Benefit                                         PEP Product                               150.00

Guaranteed Accumulation
Benefit                                      All Other Products                            75.00

                               AMENDMENT NO. 9 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of July 1, 2008, as follows:

     Article XV of the Agreement, as amended, is hereby replaced in its entirety with the attached Article XV, Contract and Program Changes.

This Amendment No. 9 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 9 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ [Illegible Signature]
    -------------------------------------
Title: V P


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: President

                                   ARTICLE XV

                          CONTRACT AND PROGRAM CHANGES

A. The Cedent shall give the Reinsurer thirty (30) days prior written notice, unless otherwise agreed to by the Cedent and the Reinsurer, of any changes to the Reinsured Contracts relating to a Cedent's annuity product design and/or death benefit design, fees and charges, distribution systems and/or methods or addition of any riders to any Reinsured Contract forms.

B. The Cedent shall give the Reinsurer thirty (30) days written notice, unless otherwise agreed to by the Cedent and the Reinsurer, of any changes to reinsurance premium and Net Amount at Risk, including changes for additional riders and changes to existing riders. Unless the Reinsurer objects in writing within thirty (30) days after such written notice is received by the Reinsurer, the additional riders, changes to premium and/or changes to Net Amount at Risk will be considered reinsured under the Agreement and included in Schedule A, Plans of Reinsurance, Exhibit II, Reinsurance Premiums, and Article IV, Net Amount at Risk, respectively. Reinsurance for additional riders, changes to the reinsurance premium and Net Amount at Risk, including changes for additional riders and changes to existing riders shall be effective as of the date specified in the notice from the Cedent.

C. The Cedent shall provide to the Reinsurer a copy of each general communication that the Cedent sends to contract holders in any state.

D. The Cedent shall simultaneously provide to the Reinsurer and any subsequent retrocessionaires, a copy of any notice of any proposed change in the investment options supporting Reinsured Contracts, and/or any other accepted changes to the Reinsured Contracts related to a Cedent's annuity product design and/or death benefit design, fees, charges, distributions systems and/or methods or additions of any riders to any Reinsured Contract forms.

                               AMENDMENT NO. 10 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of July 14, 2008, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 10 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 10 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ [Illegible Signature]
    -------------------------------------
Title: V P


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

     Prior to July 1, 2004, 25% of the business described herein.

     Effective, July 1, 2004, 100% of the business described herein.

B. Effective Date:

     April 1, 2001

C. Reinsured Contracts:

     METLIFE INVESTORS USA INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     VA Series Contract (Standard Contract, 7-year surrender charge schedule) XC Series Contract (Bonus Contract, 9-year surrender charge schedule)
     L Series Contract (3-year surrender charge schedule)
     C Series Contract (No surrender charges)
     S Series Contract (Standard and L Series)

     Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
     Marquis Portfolios (No surrender charges)
     USA PEP (10-year surrender charge schedule)
     PrimElite III (8-year surrender charge schedule)
     PrimElite IV (8-year surrender charge schedule)
     PRISM (7-year surrender charge schedule)
     PRISM L (4-year surrender charge schedule)

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Return of Account Value
     Principal Protection: Form 8015 (11/00)
     Annual Step-Up: Form 8017 (11/00)
     Greater of Annual Step-Up and 5% Rollup: Form 8016(11/00)
     Enhanced Death Benefit - Form MLIU-640-1 (4/08)
     Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 8019 (11/00)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form 8018 (11/00)
     Guaranteed Minimum Income Benefit II: Form 8018-1 (03/03)
     Guaranteed Minimum Income Benefit Plus: Form 8018-2 (05/05)
     Guaranteed Minimum Income Benefit Plus: Form MLU-560-4 (4/08)

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------

     Guaranteed Withdrawal Benefit: Form MLIU-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form MLIU-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form MLIU-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLIU-690-4 (4/08)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------

     Guaranteed Minimum Accumulation Benefit: Form MLIU 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                       REINSURANCE PREMIUM
         GMDB PROGRAM                                PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------   --------------------------------------------------   -------------------
Return of Account Value                               All Products                              2.00

Principal Protection                     All Products, except PRISM and PRISM L                 9.00

Principal Protection                               PRISM and PRISM L                           15.00

Annual Step-Up                             Plan Codes: BN2201, BN22ML, CS5201,                 10.00
                                             CS520R, CS52ML, CS52MR, LS4201,
                                             LS420R, LS42ML, LS42MR, ST1201,
                                           ST120R, ST120X, ST12ML, and ST12MR

Annual Step-Up                                  Other Plan Codes for all                       20.00
                                               products, except PRISM and
                                                         PRISM L

Annual Step-Up                                      PRISM and PRISM L                          30.00

Greater of Annual Step-Up and              Plan Codes: BN2201, BN22ML, CS5201,                 25.00
5% Rollup                                    CS520R, CS52ML, CS52MR, LS4201,
                                             LS420R, LS42ML, LS42MR, ST1201,
                                           ST120R, ST120X, ST12ML, and ST12MR

Greater of Annual Step-Up and                   Other Plan Codes for all                       35.00
5% Rollup                                      products, except PRISM and
                                                        PRISM L

Greater of Annual Step-Up and                      PRISM and PRISM L                           45.00
5% Rollup

Enhanced Death Benefit                         All Products except Marquis                     65.00*
                                               Portfolio, Issue Age 0-69

Enhanced Death Benefit                         All Products except Marquis                     85.00*
                                               Portfolio, Issue Age 70-75

Enhanced Death Benefit                      Marquis Portfolio, Issue Age 0-69                  85.00*

Enhanced Death Benefit                     Marquis Portfolio, Issue Age 70-75                 105.00*

Earnings Preservation                                  All Products                            25.00
Benefit

* If the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLIU-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                                       REINSURANCE PREMIUM
         INCOME PROGRAM                              PRODUCTS COVERED                     (BASIS POINTS)
-------------------------------   --------------------------------------------------   -------------------
GMIB                                 All Products sold prior to February 15, 2003               35

GMIB and GMIB II                      Plan codes BN2203, BN22M3, CS5203, CS52M3,                45
                                    CS52R3, CS53MR, LS4203, LS4204, LS42M3, LS42R3,
                                    LS42R4, LS43MR, ST1203, ST12M3, ST12R3, ST12X3,
                                    and ST13MR sold after April 30, 2003 and before
                                   May 1, 2005 if GMDB program is Annual Step-Up or
                                        Greater of Annual Step-Up and 5% Rollup

GMIB and GMIB II                      All other Products sold after February 14,                50
                                        2003 and before May 1, 2005 and for All
                                           Products sold after April 30, 2005

GMIB Plus                             All Products sold after April 30, 2005 and                75
                                               before February 26, 2007.

GMIB Plus                         All Products, except Marquis Portfolio, sold on or            80
                                               after February 26, 2007.

GMIB Plus                           Marquis Portfolio sold on or after May 1, 2007              95

C.   WITHDRAWAL PROGRAM

                                                                                       REINSURANCE PREMIUM
       WITHDRAWAL PROGRAM                            PRODUCTS COVERED                     (BASIS POINTS)
-------------------------------   --------------------------------------------------   -------------------
Guaranteed Withdrawal Benefit             All Products sold before July 16, 2007                50

Guaranteed Withdrawal Benefit          All Products sold on or after July 16, 2007              55

Principal Guarantee                                    All Products                             50

Principal Guarantee Value                              All Products                             25

Lifetime GWB - Single Life            All Products, except Marquis Portfolio and                50
Version                                                PrimElite IV

Lifetime GWB - Single Life                             PrimElite IV                             65
Version

Lifetime GWB - Single Life                          Marquis Portfolios                          70
Version

Lifetime GWB - Joint Life             All Products, except Marquis Portfolio and                70
Version                                                PrimElite IV

Lifetime GWB - Joint Life                              PrimElite IV                             85
Version

Lifetime GWB - Joint Life                           Marquis Portfolios                          90
Version

Lifetime GWB (2008 Version)               All Products, except Marquis Portfolio                65
- Single Life Version

Lifetime GWB (2008 Version)                         Marquis Portfolios                          85
- Single Life Version

Lifetime GWB (2008                        All Products, except Marquis Portfolio                85
Version) - Joint Life
Version

Lifetime GWB (2008                                  Marquis Portfolios                         105
Version) - Joint Life
Version

D. ACCUMULATION PROGRAM

                                                                                       REINSURANCE PREMIUM
     ACCUMULATION PROGRAM                            PRODUCTS COVERED                     (BASIS POINTS)
-------------------------------   --------------------------------------------------   -------------------
Guaranteed Accumulation Benefit                          PEP Product                          150.00

Guaranteed Accumulation Benefit                      All Other Products                        75.00

A Division of Metropolitan Life Insurance Company             [LOGO OF METLIFE]
501 Boylston Street
Boston, MA 02116

October 10, 2008

Roberto Baron
President
Exeter Reassurance Company, Ltd.
2701 Queens Plaza North
Long Island City, NY 11101

Dear Roberto:

Please be advised of changes to the Automatic Reinsurance Agreement effective as of April 1, 2001, and Amended and Restated as of July 1, 2004 (the "Agreement") between MetLife Investors USA Insurance Company and Exeter Reassurance Company, Ltd. Effective November 10, 2008, coverage for the Pioneer PRISM XC and Series XTRA product will be included in Schedule A, Plans of Reinsurance, as well as the premium charge for the associated riders will be included in Exhibit II, Reinsurance Premiums. This letter will serve as notice of these changes and will amend the Agreement effective November 10, 2008 as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates Schedule A, Plans of Reinsurance.

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

Please sign below to acknowledge your understanding and acceptance of this change on behalf of Exeter Reassurance Company, Ltd.

If you have any questions or concerns, please contact Casey Charette at 212-578-3103 or Ccharette@Metlife.com.

Thank you for your assistance.

Sincerely,


/s/ Christopher A. Kremer
-----------------------------------------
Christopher A. Kremer
Vice President
MetLife Investors USA Insurance Company


ACKNOWLEDGED AND AGREED TO BY EXETER REASSURANCE COMPANY, LTD.


Signature: /s/ Roberto Baron
           --------------------------------
Name: Roberto Baron
Title: Vice President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

     Prior to July 1, 2004, 25% of the business described herein.

     Effective, July 1, 2004, 100% of the business described herein.

B. Effective Date:

     April 1, 2001

C. Reinsured Contracts:

     METLIFE INVESTORS USA INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     VA Series Contract (Standard Contract, 7-year surrender charge schedule) XC Series Contract (Bonus Contract, 9-year surrender charge schedule)
     L Series Contract (3-year surrender charge schedule)
     C Series Contract (No surrender charges)
     S Series Contract (Standard and L Series)

     Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
     Marquis Portfolios (No surrender charges)
     USA PEP {10-year surrender charge schedule)
     PrimElite III (8-year surrender charge schedule)
     PrimElite IV (8-year surrender charge schedule)
     PRISM (7-year surrender charge schedule)
     PRISM L (4-year surrender charge schedule)
     Pioneer PRISM XC (9-year surrender charge schedule)
     Series XTRA (9-year surrender charge schedule)

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Return of Account Value
     Principal Protection: Form 8015 (11/00)
     Annual Step-Up: Form 8017 (11/00)
     Greater of Annual Step-Up and 5% Rollup: Form 8016(11/00)

     Enhanced Death Benefit- Form MLIU-640-1 (4/08)
     Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 8019 (11/00)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form 8018 (11/00)
     Guaranteed Minimum Income Benefit II: Form 8018-1 (03/03)
     Guaranteed Minimum Income Benefit Plus: Form 8018-2 (05/05)
     Guaranteed Minimum Income Benefit Plus: Form MLU-560-4 (4/08)

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------

     Guaranteed Withdrawal Benefit: Form MLIU-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form MLIU-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form MLIU-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLIU-690-4 (4/08)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------

     Guaranteed Minimum Accumulation Benefit: Form MLIU 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                   REINSURANCE PREMIUM
         GMDB PROGRAM                         PRODUCTS COVERED                        (BASIS POINTS)
-----------------------------   ------------------------------------------------   ---------------------

Return of Account Value                          All Products                             2.00

Principal Protection                  All Products, except PRISM, PRISM L                 9.00
                                              & Pioneer PRISM XC

Principal Protection                   PRISM, PRISM L & Pioneer PRISM XC                 15.00

Annual Step-Up                            Plan Codes: BN2201, BN22ML,                    10.00
                                         CS5201, CS520R, CS52ML, CS52MR,
                                    LS4201, LS420R, LS42ML, LS42MR, ST1201,
                                      ST120R, ST120X, ST12ML, and ST12MR

Annual Step-Up                             Other Plan Codes for all                      20.00
                                            products, except PRISM,
                                          PRISM L & Pioneer PRISM XC

Annual Step-Up                          PRISM, PRISM L & Pioneer PRISM XC                30.00

Greater of Annual Step-Up and         Plan Codes: BN2201, BN22ML, CS5201,                25.00
5% Rollup                                 CS520R, CS52ML, CS52MR,
                                     LS4201.LS420R, LS42ML, LS42MR, ST1201,
                                      ST120R, ST120X, ST12ML, and ST12MR

Greater of Annual Step-Up and              Other Plan Codes for all                      35.00
5% Rollup                                   products, except PRISM,
                                         PRISM L & Pioneer PRISM XC

Greater of Annual Step-Up and           PRISM, PRISM L & Pioneer PRISM XC                45.00
5% Rollup

Enhanced Death Benefit                    All Products except Marquis                    65.00*
                                          Portfolio, Issue Age 0-69

Enhanced Death Benefit                    All Products except Marquis                    85.00*
                                          Portfolio, Issue Age 70-75

Enhanced Death Benefit                 Marquis Portfolio, Issue Age 0-69                 85.00*

Enhanced Death Benefit                Marquis Portfolio, Issue Age 70-75                105.00*

Earnings Preservation                              All Products                          25.00
Benefit

* If the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLIU-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                                   REINSURANCE PREMIUM
       INCOME PROGRAM                         PRODUCTS COVERED                        (BASIS POINTS)
-----------------------------   ------------------------------------------------   ---------------------

GMIB                                All Products sold prior to February 15, 2003            35


GMIB and GMIB II                Plan codes BN2203, BN22M3, CS5203, CS52M3,                  45
                                CS52R3, CS53MR, LS4203, LS4204, LS42M3, LS42R3,
                                LS42R4, LS43MR, ST1203, ST12M3, ST12R3, ST12X3,
                                and ST13MR sold after April 30, 2003 and before
                                May 1, 2005 if GMDB program is Annual Step-Up or
                                Greater of Annual Step-Up and 5% Rollup

GMIB and GMIB II                   All other Products sold after February 14,               50
                                   2003 and before May 1, 2005 and for All
                                   Products sold after April 30,2005

GMIB Plus                         All Products sold after April 30, 2005 and                75
                                         before February 26, 2007.

GMIB Plus                       All Products, except Marquis Portfolio, sold on             80
                                         or after February 26, 2007.

GMIB Plus                        Marquis Portfolio sold on or after May 1, 2007             95

C.   WITHDRAWAL PROGRAM

                                                                                   REINSURANCE PREMIUM
    WITHDRAWAL PROGRAM                        PRODUCTS COVERED                        (BASIS POINTS)
-----------------------------   ------------------------------------------------   ---------------------
Guaranteed Withdrawal Benefit         All Products sold before July 16, 2007                50

Guaranteed Withdrawal Benefit      All Products sold on or after July 16, 2007              55

Principal Guarantee                               All Products                              50

Principal Guarantee Value                         All Products                              25

Lifetime GWB - Single Life         All Products, except Marquis Portfolio and               50
Version                                          PrimElite IV

Lifetime GWB - Single Life                       PrimElite IV                               65
Version

Lifetime GWB - Single Life                    Marquis Portfolios                            70
Version

Lifetime GWB - Joint Life         All Products, except Marquis Portfolio and                70
Version                                          PrimElite IV

Lifetime GWB - Joint Life                        PrimElite IV                               85
Version

Lifetime GWB - Joint Life                     Marquis Portfolios                            90
Version

Lifetime GWB (2008 Version)          All Products, except Marquis Portfolio                 65
- Single Life Version

Lifetime GWB {2008 Version)                   Marquis Portfolios                            85
- Single Life Version

Lifetime GWB (2008                  All Products, except Marquis Portfolio                  85
Version) - Joint Life
Version

Lifetime GWB (2008                             Marquis Portfolios                          105
Version) - Joint Life
Version

D.   ACCUMULATION PROGRAM

                                                                                   REINSURANCE PREMIUM
    ACCUMULATION PROGRAM                      PRODUCTS COVERED                        (BASIS POINTS)
-----------------------------   ------------------------------------------------   ---------------------
Guaranteed Accumulation
Benefit                                           PEP Product                           150.00

Guaranteed Accumulation
Benefit                                        All Other Products                        75.00

                               AMENDMENT NO. 12 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of February 20, 2009, as follows:

     1. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 12 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 12 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ [Illegible Signature]
    -------------------------------------
Title: V P


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: President

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                                  REINSURANCE PREMIUM
         GMDB PROGRAM                                      PRODUCTS COVERED                          (BASIS POINTS)
-------------------------------   -------------------------------------------------------------   -------------------
Return of Account Value                                    All Products                                    2.00

Principal Protection                       All Products, except PRISM, PRISM L & Pioneer                   9.00
                                                             PRISM XC

Principal Protection                             PRISM, PRISM L & Pioneer PRISM XC                        15.00

Annual Step-Up                                  Plan Codes: BN2201, BN22ML, CS5201,                       10.00
                                                  CS520R, CS52ML, CS52MR, LS4201,
                                              LS420R, LS42ML, LS42MR, ST1201, ST120R,
                                                    ST120X, ST12ML, and ST12MR

Annual Step-Up                           Other Plan Codes for all products, except PRISM,                 20.00
                                                    PRISM L & Pioneer PRISM XC

Annual Step-Up                                   PRISM, PRISM L & Pioneer PRISM XC                        30.00

Greater of Annual Step-Up and                   Plan Codes: BN2201, BN22ML, CS5201,                       25.00
5% Rollup                                         CS520R, CS52ML, CS52MR, LS4201,
                                              LS420R, LS42ML, LS42MR, ST1201, ST120R,
                                                    ST120X, ST12ML, and ST12MR

Greater of Annual Step-Up and            Other Plan Codes for all products, except PRISM,                 35.00
5% Rollup                                           PRISM L & Pioneer PRISM XC

Greater of Annual Step-Up and                    PRISM, PRISM L & Pioneer PRISM XC                        45.00
5% Rollup

Enhanced Death Benefit                   All Products except Marquis Portfolio, Issue Age                 65.00*
                                                               0-69

Enhanced Death Benefit                  All Products, except Marquis Portfolio, sold on or                85.00*
                                             before February 20, 2009, Issue Age 70-75

Enhanced Death Benefit                           Marquis Portfolio, Issue Age 0-69                        85.00*

Enhanced Death Benefit                Marquis Portfolio sold on or before February 20, 2009,             105.00*
                                                          Issue Age 70-75

Enhanced Death Benefit                     All Products, except Marquis Portfolio, sold                   90.00*
                                             after February 20, 2009, Issue Age 70-75

Enhanced Death Benefit                 Marquis Portfolio sold after February 20, 2009, Issue             110.00*
                                                             Age 70-75

Earnings Preservation Benefit                              All Products                                   25.00


* If the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLIU-560-4), there will be a 5 bps reduction in the fee.

B.   INCOME PROGRAM

                                                                                                  REINSURANCE PREMIUM
         INCOME PROGRAM                                   PRODUCTS COVERED                           (BASIS POINTS)
-------------------------------   -------------------------------------------------------------   -------------------
GMIB                                      All Products sold prior to February 15, 2003                     35

GMIB and GMIB II                    Plan codes BN2203, BN22M3, CS5203, CS52M3, CS52R3, CS53MR,             45
                                     LS4203, LS4204, LS42M3, LS42R3, LS42R4, LS43MR, ST1203,
                                    ST12M3, ST12R3, ST12X3, and ST13MR sold after April 30,
                                  2003 and before May 1, 2005 if GMDB program is Annual Step-Up or Greater of Annual Step-Up and 5% Rollup

GMIB and GMIB II                       All other Products sold after February 14, 2003 and                 50
                                       before May 1, 2005 and for All Products sold after
                                                          April 30,2005

GMIB Plus                               All Products sold after April 30, 2005 and before                  75
                                                       February 26, 2007.

GMIB Plus                              All Products, except Marquis Portfolio, sold on or                  80
                                             after February 26, 2007 and on or before
                                                        February 20, 2009.

GMIB Plus                           Marquis Portfolio sold on or after May 1, 2007 and on or               95
                                                    before February 20, 2009

GMIB Plus                              All Products, except Marquis Portfolio, sold after                 100
                                                       February 20, 2009.

GMIB Plus                                Marquis Portfolio sold after February 20, 2009                   115

C.   WITHDRAWAL PROGRAM

                                                                                                  REINSURANCE PREMIUM
     WITHDRAWAL PROGRAM                                    PRODUCTS COVERED                          (BASIS POINTS)
-------------------------------   -------------------------------------------------------------   -------------------
Guaranteed Withdrawal Benefit                All Products sold before July 16, 2007                         50

Guaranteed Withdrawal Benefit              All Products sold on or after July 16, 2007                      55

Principal Guarantee                                       All Products                                      50

Principal Guarantee Value                                 All Products                                      25

Lifetime GWB - Single Life           All Products, except Marquis Portfolio and PrimElite IV                50
Version

Lifetime GWB - Single Life                                PrimElite IV                                      65
Version

Lifetime GWB - Single Life                             Marquis Portfolios                                   70
Version

Lifetime GWB - Joint Life            All Products, except Marquis Portfolio and PrimElite IV                70
Version

Lifetime GWB - Joint Life                                 PrimElite IV                                      85
Version

Lifetime GWB - Joint Life                              Marquis Portfolios                                   90
Version

Lifetime GWB (2008 Version)         All Products, except Marquis Portfolio, sold on or before               65
- Single Life Version                                   February 20, 2009

Lifetime GWB (2008 Version)          Marquis Portfolios, sold on or before February 20, 2009                85
- Single Life Version

Lifetime GWB (2008                  All Products, except Marquis Portfolio, sold on or before               85
Version) - Joint Life                                   February 20, 2009
Version

Lifetime GWB (2008                   Marquis Portfolios, sold on or before February 20, 2009               105
Version) - Joint Life
Version

Lifetime GWB (2008 Version)            All Products, except Marquis Portfolio, sold after                  125
- Single Life Version                                   February 20, 2009

Lifetime GWB (2008 Version)             Marquis Portfolios, sold after February 20, 2009                   145
- Single Life Version

Lifetime GWB (2008                     All Products, except Marquis Portfolio, sold after                  150
Version) - Joint Life                                   February 20, 2009
Version

Lifetime GWB (2008                      Marquis Portfolios, sold after February 20, 2009                   170
Version) - Joint Life
Version

D. ACCUMULATION PROGRAM

                                                                                                  REINSURANCE PREMIUM
      ACCUMULATION PROGRAM                                 PRODUCTS COVERED                         (BASIS POINTS)
-------------------------------   -------------------------------------------------------------   -------------------
Guaranteed Accumulation Benefit                              PEP Product                                  150.00

Guaranteed Accumulation Benefit                           All Other Products                               75.00

                               AMENDMENT No. 13 to
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of MAY 4, 2009, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 13 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 13 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ [Illegible Signature]
    -------------------------------------
Title: V P


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

     Prior to July 1, 2004, 25% of the business described herein.

     Effective, July 1, 2004, 100% of the business described herein.

B. Effective Date:

     April 1, 2001

C. Reinsured Contracts:

     METLIFE INVESTORS USA INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     VA Series Contract (Standard Contract, 7-year surrender charge schedule) XC Series Contract (Bonus Contract, 9-year surrender charge schedule)
     L Series Contract (3-year surrender charge schedule)
     C Series Contract (No surrender charges)
     S Series Contract (Standard and L Series)

     Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
     Marquis Portfolios (No surrender charges)
     USA PEP (10-year surrender charge schedule)
     PrimElite III (8-year surrender charge schedule)
     PrimElite IV (8-year surrender charge schedule)
     PRISM (7-year surrender charge schedule)
     PRISM L (4-year surrender charge schedule)
     Pioneer PRISM XC (9-year surrender charge schedule)
     Series XTRA (9-year surrender charge schedule)
     Series XTRA 6 (9-year surrender charge schedule)

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Return of Account Value
     Principal Protection: Form 8015 (11/00)
     Annual Step-Up: Form 8017 (11/00)

     Greater of Annual Step-Up and 5% Rollup: Form 8016(11/00)
     Enhanced Death Benefit - Form MLIU-640-1 (4/08)
     Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 8019 (11/00)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form 8018 (11/00)
     Guaranteed Minimum Income Benefit II: Form 8018-1 (03/03)
     Guaranteed Minimum Income Benefit Plus: Form 8018-2 (05/05)
     Guaranteed Minimum Income Benefit Plus: Form MLU-560-4 (4/08)

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------

     Guaranteed Withdrawal Benefit: Form MLIU-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form MLIU-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form MLIU-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLIU-690-4 (4/08)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------

     Guaranteed Minimum Accumulation Benefit: Form MLIU 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                     REINSURANCE PREMIUM
         GMDB PROGRAM                              PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------   ------------------------------------------------   -------------------

Return of Account Value                              All Products                          2.00

Principal Protection                      All Products, except PRISM, PRISM L              9.00
                                                  & Pioneer PRISM XC

Principal Protection                       PRISM, PRISM L & Pioneer PRISM XC              15.00

Annual Step-Up                            Plan Codes: BN2201, BN22ML, CS5201,             10.00
                                            CS520R, CS52ML, CS52MR, LS4201,
                                        LS420R, LS42ML, LS42MR, ST1201, ST120R,
                                              ST120X, ST12ML, and ST12MR

Annual Step-Up                    Other Plan Codes for all products, except PRISM,        20.00
                                             PRISM L & Pioneer PRISM XC

Annual Step-Up                             PRISM, PRISM L & Pioneer PRISM XC              30.00

Greater of Annual Step-Up and             Plan Codes: BN2201, BN22ML, CS5201,             25.00
5% Rollup                                   CS520R, CS52ML, CS52MR, LS4201,
                                        LS420R, LS42ML, LS42MR, ST1201, ST120R,
                                              ST120X, ST12ML, and ST12MR

Greater of Annual Step-Up and     Other Plan Codes for all products, except PRISM,        35.00
5% Rollup                                    PRISM L & Pioneer PRISM XC

Greater of Annual Step-Up and              PRISM, PRISM L & Pioneer PRISM XC              45.00
5% Rollup

Enhanced Death Benefit               All Products, except Marquis Portfolio, sold         65.00*
                                          before May 4, 2009, Issue Age 0-69

Enhanced Death Benefit                Marquis Portfolio sold before May 4, 2009,          85.00*
                                                    Issue Age 0-69

Enhanced Death Benefit                  All Products, except Marquis Portfolio,           75.00
                                     sold on or after May 4, 2009, Issue Age 0-69

Enhanced Death Benefit             Marquis Portfolio sold on or after May 4, 2009,        95.00
                                                    Issue Age 0-69

Enhanced Death Benefit                  All Products, except Marquis Portfolio,           85.00*
                                         sold on or before February 20, 2009,
                                                    Issue Age 70-75

Enhanced Death Benefit                    Marquis Portfolio sold on or before            105.00*
                                          February 20, 2009, Issue Age 70-75

Enhanced Death Benefit               All Products, except Marquis Portfolio, sold         90.00*
                                       after February 20, 2009 and before May 4,
                                                 2009, Issue Age 70-75

Enhanced Death Benefit            Marquis Portfolio sold after February 20, 2009         110.00*
                                     and before May 4, 2009, Issue Age 70-75

Enhanced Death Benefit                  All Products, except Marquis Portfolio,           95.00
                                             sold on or after May 4, 2009,
                                                    Issue Age 70-75

Enhanced Death Benefit             Marquis Portfolio sold on or after May 4, 2009,       115.00
                                                    Issue Age 70-75

Earnings Preservation                               All Products                          25.00
Benefit

* Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLIU-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                                     REINSURANCE PREMIUM
       INCOME PROGRAM                              PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------   ------------------------------------------------   -------------------
GMIB                                All Products sold prior to February 15, 2003             35

GMIB and GMIB II                     Plan codes BN2203, BN22M3, CS5203, CS52M3,              45
                                   CS52R3, CS53MR, LS4203, LS4204, LS42M3, LS42R3,
                                   LS42R4, LS43MR, ST1203, ST12M3, ST12R3, ST12X3,
                                   and ST13MR sold after April 30, 2003 and before
                                  May 1, 2005 if GMDB program is Annual Step-Up or
                                       Greater of Annual Step-Up and 5% Rollup

GMIB and GMIB II                   All other Products sold after February 14, 2003           50
                                  and before May 1, 2005 and for All Products sold
                                                 after April 30, 2005


GMIB Plus                            All Products sold after April 30, 2005 and              75
                                              before February 26, 2007.

GMIB Plus                          All Products, except Marquis Portfolio, sold on           80
                                     or after February 26, 2007 and on or before
                                                 February 20, 2009.

GMIB Plus                          Marquis Portfolio sold on or after May 1, 2007            95
                                         and on or before February 20, 2009

GMIB Plus                              All Products, except Marquis Portfolio,              100
                                            sold after February 20, 2009.

GMIB Plus                          Marquis Portfolio sold after February 20, 2009           115

C.   WITHDRAWAL PROGRAM

                                                                                     REINSURANCE PREMIUM
   WITHDRAWAL PROGRAM                              PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------   ------------------------------------------------   -------------------
Guaranteed Withdrawal Benefit          All Products sold before July 16, 2007                50

Guaranteed Withdrawal Benefit        All Products sold on or after July 16, 2007             55

Principal Guarantee                                 All Products                             50

Principal Guarantee Value                           All Products                             25

Lifetime GWB - Single Life             All Products, except Marquis Portfolio                50
Version                                           and PrimElite IV

Lifetime GWB - Single Life              PrimElite IV sold before May 4, 2009                 65
Version

Lifetime GWB - Single Life            PrimElite IV sold on or after May 4, 2009             110
Version

Lifetime GWB - Single Life                       Marquis Portfolios                          70
Version

Lifetime GWB - Joint Life              All Products, except Marquis Portfolio                70
Version                                           and PrimElite IV

Lifetime GWB - Joint Life               PrimElite IV sold before May 4, 2009                 85
Version

Lifetime GWB - Joint Life             PrimElite IV sold on or after May 4, 2009             125
Version

Lifetime GWB - Joint Life                        Marquis Portfolios                          90
Version

Lifetime GWB (2008 Version)            All Products, except Marquis Portfolio,               65
- Single Life Version                    sold on or before February 20, 2009

Lifetime GWB (2008 Version)             Marquis Portfolios, sold on or before                85
- Single Life Version                             February 20, 2009

Lifetime GWB (2008                  All Products, except Marquis Portfolio, sold             85
Version) - Joint Life                      on or before February 20, 2009
Version

Lifetime GWB (2008                      Marquis Portfolios, sold on or before               105
Version) - Joint Life                             February 20, 2009
Version

Lifetime GWB (2008 Version)            All Products, except Marquis Portfolio,              125
- Single Life Version                       sold after February 20, 2009

Lifetime GWB (2008 Version)                Marquis Portfolios, sold after                   145
- Single Life Version                             February 20, 2009

Lifetime GWB (2008                     All Products, except Marquis Portfolio,              150
Version) - Joint Life                       sold after February 20, 2009
Version

Lifetime GWB (2008                          Marquis Portfolios, sold after                  170
Version) - Joint Life                            February 20, 2009
Version

D.   ACCUMULATION PROGRAM

                                                                                     REINSURANCE PREMIUM
    ACCUMULATION PROGRAM                           PRODUCTS COVERED                    (BASIS POINTS)
-------------------------------   ------------------------------------------------   -------------------
Guaranteed Accumulation Benefit                    PEP Product                           150.00

Guaranteed Accumulation Benefit                 All Other Products                        75.00

                               AMENDMENT NO. 14 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of JULY 10, 2009, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 14 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 14 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ [Illegible Signature]
    -------------------------------------
Title: V P


EXETER REASSURANCE COMPANY, LTD.


By: /s/ RBB
    -------------------------------------
Title: President

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

     Prior to July 1, 2004, 25% of the business described herein.

     Effective, July 1, 2004, 100% of the business described herein.

B. Effective Date:

     April, 2001

C. Reinsured Contracts:

     METLIFE INVESTORS USA INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     VA Series Contract (Standard Contract, 7-year surrender charge schedule) XC Series Contract (Bonus Contract, 9-year surrender charge schedule)
     L Series Contract (3-year surrender charge schedule)
     C Series Contract (No surrender charges)
     S Series Contract (Standard and L Series)

     Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
     Marquis Portfolios (No surrender charges)
     USA PEP (10-year surrender charge schedule)
     PrimElite III (8-year surrender charge schedule)
     Prim Elite IV (8-year surrender charge schedule)
     PRISM (7-year surrender charge schedule)
     PRISM L (4-year surrender charge schedule)
     Pioneer PRISM XC (9-year surrender charge schedule)
     Series XTRA (9-year surrender charge schedule)
     Series XTRA 6 (9-year surrender charge schedule)
     Simple Solutions (6-year surrender charge schedule)

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Return of Account Value
     Principal Protection: Form 8015 (11/00)
     Annual Step-Up: Form 8017 (11/00)
     Greater of Annual Step-Up and 5% Rollup: Form 8016 (11/00)
     Enhanced Death Benefit - Form MLIU-640-1 (4/08)
     Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 8019 (11/00)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form 8018 (11/00)
     Guaranteed Minimum Income Benefit II: Form 8018-1 (03/03)
     Guaranteed Minimum Income Benefit Plus: Form 8018-2 (05/05)
     Guaranteed Minimum Income Benefit Plus: Form MLU-560-4 (4/08)

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------

     Guaranteed Withdrawal Benefit: Form MLIU-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form MLIU-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form MLIU-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLIU-690-4 (4/08) or MLIU-690-5 (7/09)
     Lifetime Withdrawal Guaranteed Benefit III: Form MLIU-690-4 (4/08) or MLIU-690-5 (7/09)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------

     Guaranteed Minimum Accumulation Benefit: Form MLIU 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                                      REINSURANCE PREMIUM
          GMDB PROGRAM                                      PRODUCTS COVERED                             (BASIS POINTS)
---------------------------------   ---------------------------------------------------------------   -------------------
Return of Account Value                                       All Products                                      2.00

Principal Protection                          All Products, except PRISM, PRISM L & Pioneer                     9.00
                                                                PRISM XC

Principal Protection                                PRISM, PRISM L & Pioneer PRISM XC                          15.00

Annual Step-Up                                     Plan Codes: BN2201, BN22ML, CS5201,                         10.00
                                                     CS520R, CS52ML, CS52MR, LS4201,
                                                 LS420R, LS42ML, LS42MR, ST1201, ST120R,
                                                        ST120X, ST12ML, and ST12MR

Annual Step-Up                               Other Plan Codes for all products, except PRISM,                  20.00
                                                        PRISM L & Pioneer PRISM XC

Annual Step-Up                                      PRISM, PRISM L & Pioneer PRISM XC                          30.00

Greater of Annual Step-Up and                      Plan Codes: BN2201, BN22ML, CS5201,                         25.00
5% Rollup                                            CS520R, CS52ML, CS52MR, LS4201,
                                                 LS420R, LS42ML, LS42MR, ST1201, ST120R,
                                                        ST120X, ST12ML, and ST12MR

Greater of Annual Step-Up and                Other Plan Codes for all products, except PRISM,                  35.00
5% Rollup                                               PRISM L & Pioneer PRISM XC

Greater of Annual Step-Up and                       PRISM, PRISM L & Pioneer PRISM XC                          45.00
5% Rollup

Enhanced Death Benefit                    All Products, except Marquis Portfolio, sold before                  65.00*
                                                      May 4, 2009, Issue Age 0-69

Enhanced Death Benefit                      Marquis Portfolio sold before May 4, 2009, Issue                   85.00*
                                                                Age 0-69

Enhanced Death Benefit                     All Products, except Marquis Portfolio, sold on or                  75.00
                                                    after May 4, 2009, Issue Age 0-69

Enhanced Death Benefit                    Marquis Portfolio sold on or after May 4, 2009, Issue                95.00
                                                                Age 0-69

Enhanced Death Benefit                     All Products, except Marquis Portfolio, sold on or                  85.00*
                                                before February 20, 2009, Issue Age 70-75

Enhanced Death Benefit                   Marquis Portfolio sold on or before February 20, 2009,               105.00*
                                                             Issue Age 70-75

Enhanced Death Benefit                          All Products, except Marquis Portfolio, sold                   90.00*
                                                 after February 20, 2009 and before May 4,
                                                           2009, Issue Age 70-75

Enhanced Death Benefit                     Marquis Portfolio sold after February 20, 2009 and                 110.00*
                                                   before May 4, 2009, Issue Age 70-75

Enhanced Death Benefit                     All Products, except Marquis Portfolio, sold on or                  95.00
                                                   after May 4, 2009, Issue Age 70-75

Enhanced Death Benefit                    Marquis Portfolio sold on or after May 4, 2009, Issue               115.00
                                                                Age 70-75

Earnings Preservation Benefit                                   All Products                                   25.00

* Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLIU-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                                                      REINSURANCE PREMIUM
         INCOME PROGRAM                                      PRODUCTS COVERED                           (BASIS POINTS)
---------------------------------   ---------------------------------------------------------------   -------------------
GMIB                                          All Products sold prior to February 15, 2003                      35

GMIB and GMIB II                       Plan codes BN2203, BN22M3, CS5203, CS52M3, CS52R3, CS53MR,               45
                                    LS4203, LS4204, LS42M3, LS42R3, LS42R4, LS43MR, ST1203, ST12M3,
                                    ST12R3, ST12X3, and ST13MR sold after April 30, 2003 and before
                                      May 1, 2005 if GMDB program is Annual Step-Up or Greater of
                                                      Annual Step-Up and 5% Rollup

GMIB and GMIB II                           All other Products sold after February 14, 2003 and                  50
                                            before May 1, 2005 and for All Products sold after
                                                              April 30,2005

GMIB Plus                              All Products sold after April 30, 2005 and before February               75
                                                                26, 2007.

GMIB Plus                                   All Products, except Marquis Portfolio, sold on or                  80
                                                after February 26, 2007 and on or before
                                                           February 20, 2009.

GMIB Plus                               Marquis Portfolio sold on or after May 1, 2007 and on or                95
                                                        before February 20, 2009

GMIB Plus                              All Products, except Marquis Portfolio, sold after February             100
                                                                20, 2009.

GMIB Plus                                    Marquis Portfolio sold after February 20, 2009                    115

C.   WITHDRAWAL PROGRAM

                                                                                                      REINSURANCE PREMIUM
        WITHDRAWAL PROGRAM                                   PRODUCTS COVERED                            (BASIS POINTS)
---------------------------------   ---------------------------------------------------------------   -------------------
Guaranteed Withdrawal Benefit                   All Products sold before July 16, 2007                           50

Guaranteed Withdrawal Benefit                 All Products sold on or after July 16, 2007                        55

Principal Guarantee                                          All Products                                        50

Principal Guarantee Value                                    All Products                                        25

Lifetime GWB - Single Life              All Products, except Marquis Portfolio and PrimElite IV                  50
Version

Lifetime GWB - Single Life                       PrimElite IV sold before May 4, 2009                            65
Version

Lifetime GWB - Single Life                     PrimElite IV sold on or after May 4, 2009                        110
Version

Lifetime GWB - Single Life                                Marquis Portfolios                                     70
Version

Lifetime GWB - Joint Life Version       All Products, except Marquis Portfolio and PrimElite IV                  70

Lifetime GWB - Joint Life Version                PrimElite IV sold before May 4, 2009                            85

Lifetime GWB - Joint Life Version              PrimElite IV sold on or after May 4, 2009                        125

Lifetime GWB - Joint Life Version                         Marquis Portfolios                                     90

Lifetime GWB (2008 Version) -          All Products, except Marquis Portfolio, sold on or before                 65
Single Life Version                                        February 20, 2009

Lifetime GWB (2008 Version) -           Marquis Portfolios, sold on or before February 20, 2009                  85
Single Life Version

Lifetime GWB (2008 Version)            All Products, except Marquis Portfolio, sold on or before                 85
- Joint Life Version                                       February 20, 2009

Lifetime GWB (2008 Version)             Marquis Portfolios, sold on or before February 20, 2009                 105
- Joint Life Version

Lifetime GWB (2008 Version) -             All Products, except Marquis Portfolio, sold after                    125
Single Life Version                                        February 20, 2009

Lifetime GWB (2008 Version) -              Marquis Portfolios, sold after February 20, 2009                     145
Single Life Version

Lifetime GWB (2008 Version)               All Products, except Marquis Portfolio, sold after                    150
- Joint Life Version                                       February 20, 2009

Lifetime GWB (2008 Version)                Marquis Portfolios, sold after February 20, 2009                    170
- Joint Life Version

Lifetime LWG III - Single Life                            Simple Solutions                                    100
Version

Lifetime LWG III - Joint Life                             Simple Solutions                                    120
Version

D. ACCUMULATION PROGRAM

                                                                                                      REINSURANCE PREMIUM
      ACCUMULATION PROGRAM                                      PRODUCTS COVERED                         (BASIS POINTS)
---------------------------------   ---------------------------------------------------------------   -------------------
Guaranteed Accumulation Benefit                                  PEP Product                                  150.00

Guaranteed Accumulation Benefit                               All Other Products                               75.00

                               AMENDMENT NO. 15 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY
                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of JULY 19, 2010, as follows:

     1. The attached Schedule A, Plans of Reinsurance, amends and, as amended, restates

     2. The attached Exhibit II, Reinsurance Premiums, amends and, as amended, restates Exhibit II, Reinsurance Premiums.

This Amendment No. 15 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In witness whereof, the parties have caused this Amendment No. 15 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ RBB
    -------------------------------------
Title: Vice President


EXETER REASSURANCE COMPANY, LTD.


By: /s/ [Illegible Signature]
    -------------------------------------
Title: AVP & Actuary

                                   SCHEDULE A

                              PLANS OF REINSURANCE

A. Reinsurer's Percentage:

     Prior to July 1, 2004, 25% of the business described herein.

     Effective, July 1, 2004, 100% of the business described herein.

B. Effective Date:

     April 1, 2001

C. Reinsured Contracts:

     METLIFE INVESTORS USA INSURANCE COMPANY

     DEFERRED ANNUITY CONTRACTS
     --------------------------

     VA Series Contract (Standard Contract, 7-year surrender charge schedule) XC Series Contract (Bonus Contract, 9-year surrender charge schedule)
     L Series Contract (3-year surrender charge schedule)
     C Series Contract (No surrender charges)
     S Series Contract (Standard and L Series)

     Vintage VA (Standard Contract, 7-year surrender charge schedule) Vintage XC (Bonus Contract, 9-year surrender charge schedule) Vintage L (4-year surrender charge schedule)
     Marquis Portfolios (No surrender charges)
     USA PEP (10-year surrender charge schedule)
     PrimElite III (8-year surrender charge schedule)
     PrimElite IV (8-year surrender charge schedule)
     PRISM (7-year surrender charge schedule)
     PRISM L (4-year surrender charge schedule)
     Pioneer PRISM XC (9-year surrender charge schedule)
     Series XTRA (9-year surrender charge schedule)
     Series XTRA 6 (9-year surrender charge schedule)
     Simple Solutions (6-year surrender charge schedule)

     FORM NUMBERS
     ------------

     Guaranteed Minimum Death Benefits Ceded:
     ----------------------------------------

     Return of Account Value
     Principal Protection: Form 8015 (11/00)
     Annual Step-Up: Form 8017 (11/00)
     Greater of Annual Step-Up and 5% Rollup: Form 8016 (11/00)
     Enhanced Death Benefit - Form MLIU-640-1 (4/08)
     Enhanced Death Benefit II - Endorsement MLIU-RMD (7/10)-E
     Additional Death Benefit - Earnings Preservation Benefit (EPB): Form 8019 (11/00)

     Guaranteed Minimum Income Benefits Ceded:
     -----------------------------------------

     Guaranteed Minimum Income Benefit: Form 8018 (11/00)
     Guaranteed Minimum Income Benefit II: Form 8018-1 (03/03)
     Guaranteed Minimum Income Benefit Plus: Form 8018-2 (05/05)
     Guaranteed Minimum Income Benefit Plus: Form MLU-560-4 (4/08) Guaranteed Minimum Income Benefit Plus III: Endorsement MLIU-RMD (7/10)-E

     Guaranteed Withdrawal Benefits Ceded:
     -------------------------------------

     Guaranteed Withdrawal Benefit: Form MLIU-690-1 (7/04)
     Guaranteed Withdrawal Benefit: Form MLIU-690-2 (11/05)
     Lifetime Guaranteed Withdrawal Benefit: Form MLIU-690-3 (6/06) Lifetime Withdrawal Guaranteed Benefit (2008 Version): Form MLIU-690-4 (4/08) or MLIU-690-5 (7/09)
     Lifetime Withdrawal Guaranteed Benefit III: Form MLIU-690-4 (4/08) or MLIU-690-5 (7/09)

     Guaranteed Minimum Accumulation Benefits Ceded:
     -----------------------------------------------

     Guaranteed Minimum Accumulation Benefit: Form MI.IU 670-1 (11/05)

                                   EXHIBIT II

                              REINSURANCE PREMIUMS

A.   GMDB PROGRAM

                                                                                     REINSURANCE PREMIUM
          GMDB PROGRAM                              PRODUCTS COVERED                   (BASIS POINTS)
-------------------------------   ------------------------------------------------   -------------------
Return of Account Value                           All Products                              2.00

Principal Protection                  All Products, except PRISM, PRISM L                   9.00
                                               & Pioneer PRISM XC

Principal Protection                    PRISM, PRISM L & Pioneer PRISM XC                  15.00

Annual Step-Up                         Plan Codes: BN2201, BN22ML, CS5201,                 10.00
                                         CS520R, CS52ML, CS52MR, LS4201,
                                         LS420R, LS42ML, LS42MR, ST1201,
                                         ST120R, ST120X, ST12ML, and ST12MR

Annual Step-Up                         Other Plan Codes for all products,                  20.00
                                         except PRISM, PRISM L & Pioneer
                                                    PRISM XC

Annual Step-Up                          PRISM, PRISM L & Pioneer PRISM XC                  30.00

Greater of Annual Step-Up and 5%       Plan Codes: BN2201, BN22ML, CS5201,                 25.00
Rollup                                   CS520R, CS52ML, CS52MR, LS4201,
                                         LS420R, LS42ML, LS42MR, ST1201,
                                         ST120R, ST120X, ST12ML, and ST12MR

Greater of Annual Step-Up and 5%       Other Plan Codes for all products,                  35.00
Rollup                                   except PRISM, PRISM L & Pioneer
                                                    PRISM XC

Greater of Annual Step-Up and 5%        PRISM, PRISM L & Pioneer PRISM XC                  45.00
Rollup

Enhanced Death Benefit                    All Products, except Marquis                     65.00*
                                       Portfolio, sold before May 4, 2009,
                                                 Issue Age 0-69

Enhanced Death Benefit                Marquis Portfolio sold before May 4,                 85.00*
                                              2009, Issue Age 0-69

Enhanced Death Benefit                    All Products, except Marquis                     75.00
                                       Portfolio, sold on or after May 4,
                                              2009, Issue Age 0-69

Enhanced Death Benefit                 Marquis Portfolio sold on or after                  95.00
                                           May 4, 2009, Issue Age 0-69

Enhanced Death Benefit                     All Products, except Marquis                    85.00*
                                          Portfolio, sold on or before
                                       February 20, 2009, Issue Age 70-75

Enhanced Death Benefit                 Marquis Portfolio sold on or before                105.00*
                                        February 20, 2009, Issue Age 70-75

Enhanced Death Benefit                All Products, except Marquis Portfolio,              90.00*
                                           sold after February 20, 2009
                                      and before May 4, 2009, Issue Age 70-75

Enhanced Death Benefit              Marquis Portfolio sold after February 20,             110.00*
                                    2009 and before May 4, 2009, Issue Age 70-75

Enhanced Death Benefit                    All Products, except Marquis                     95.00
                                       Portfolio, sold on or after May 4,
                                              2009, Issue Age 70-75

Enhanced Death Benefit                 Marquis Portfolio sold on or after                 115.00
                                          May 4, 2009, Issue Age 70-75

Enhanced Death Benefit II              Marquis Portfolio, Issue Ages 0-69                  80.00

Enhanced Death Benefit II              Marquis Portfolio, Issue Ages 70-75                135.00

Enhanced Death Benefit II           All products, except Marquis Portfolio,                60.00
                                                Issue Ages 0-69

Enhanced Death Benefit II                 All products, except Marquis                    115.00
                                           Portfolio, Issue Ages 70-75

Earnings Preservation                            All Products                              25.00
Benefit

* Prior to May 4, 2009, if the Enhanced DB is elected in combination with Guaranteed Minimum Income Benefit Plus (Form MLIU-560-4), there will be a 5 bps reduction in the fee

B.   INCOME PROGRAM

                                                                                     REINSURANCE PREMIUM
         INCOME PROGRAM                              PRODUCTS COVERED                   (BASIS POINTS)
-------------------------------   ------------------------------------------------   -------------------
GMIB                                   All Products sold prior to February 15,                35
                                                        2003
GMIB and GMIB II                      Plan codes BN2203, BN22M3, CS5203,                      45
                                     CS52M3, CS52R3, CS53MR, LS4203, LS4204,
                                     LS42M3, LS42R3, LS42R4, LS43MR, ST1203,
                                     ST12M3, ST12R3, ST12X3, and ST13MR sold
                                     after April 30, 2003 and before May 1,
                                     2005 if GMDB program is Annual Step-Up or
                                     Greater of Annual Step-Up and 5% Rollup

GMIB and GMIB II                        All other Products sold after February                50
                                                     14, 2003 and
                                       before May 1, 2005 and for All Products
                                                      sold after
                                                    April 30,2005

GMIB Plus                                 All Products sold after April 30,                   75
                                         2005 and before February 26, 2007.

GMIB Plus                              All Products, except Marquis Portfolio,                80
                                                      sold on or
                                       after February 26, 2007 and on or before
                                                       February
                                                      20, 2009.

GMIB Plus                              Marquis Portfolio sold on or after May                 95
                                        1, 2007 and on or before February 20,
                                                        2009

GMIB Plus                                    All Products, except Marquis                    100
                                          Portfolio, sold after February 20,
                                                        2009.

GMIB Plus                                    Marquis Portfolio sold after                    115
                                                  February 20, 2009

C.   WITHDRAWAL PROGRAM

                                                                                     REINSURANCE PREMIUM
       WITHDRAWAL PROGRAM                            PRODUCTS COVERED                   (BASIS POINTS)
-------------------------------   ------------------------------------------------   -------------------
Guaranteed Withdrawal Benefit          All Products sold before July 16, 2007                 50

Guaranteed Withdrawal Benefit        All Products sold on or after July 16, 2007              55

Principal Guarantee                                 All Products                              50

Principal Guarantee Value                           All Products                              25

Lifetime GWB - Single Life           All Products, except Marquis Portfolio and               50
Version                                             PrimElite IV

Lifetime GWB - Single Life              PrimElite IV sold before May 4, 2009                  65
Version

Lifetime GWB - Single Life            PrimElite IV sold on or after May 4, 2009              110
Version

Lifetime GWB - Single Life                       Marquis Portfolios                           70
Version

Lifetime GWB - Joint Life            All Products, except Marquis Portfolio and               70
Version                                               PrimElite IV

Lifetime GWB - Joint Life             PrimElite IV sold before May 4, 2009                    85
Version

Lifetime GWB - Joint Life             PrimElite IV sold on or after May 4, 2009              125
Version

Lifetime GWB - Joint Life                        Marquis Portfolios                           90
Version

Lifetime GWB (2008 Version)            All Products, except Marquis Portfolio,                65
- Single Life Version                    sold on or before February 20, 2009

Lifetime GWB (2008 Version)             Marquis Portfolios, sold on or before                 85
- Single Life Version                             February 20, 2009

Lifetime GWB (2008                     All Products, except Marquis Portfolio,                85
Version) - Joint Life                    sold on or before February 20, 2009
Version

Lifetime GWB (2008                      Marquis Portfolios, sold on or before                105
Version) - Joint Life                             February 20, 2009
Version

Lifetime GWB (2008 Version)                  All Products, except Marquis                    125
- Single Life Version                       Portfolio, sold after February
                                                       20, 2009

Lifetime GWB (2008 Version)            Marquis Portfolios, sold after February               145
- Single Life Version                                 20, 2009

Lifetime GWB (2008                           All Products, except Marquis                    150
Version) - Joint Life                       Portfolio, sold after February
Version                                              20, 2009

Lifetime GWB (2008                   Marquis Portfolios, sold after February                 170
Version) - Joint Life                               20, 2009
Version

Lifetime LWG III-Single Life                    Simple Solutions                             100
Version

Lifetime LWG III-Joint Life                     Simple Solutions                             120
Version

D.   ACCUMULATION PROGRAM

                                                                                     REINSURANCE PREMIUM
     ACCUMULATION PROGRAM                           PRODUCTS COVERED                   (BASIS POINTS)
-------------------------------   ------------------------------------------------   -------------------
Guaranteed Accumulation Benefit                    PEP Product                            150.00

Guaranteed Accumulation Benefit                 All Other Products                         75.00

                               AMENDMENT NO. 16 TO
                         AUTOMATIC REINSURANCE AGREEMENT
                          EFFECTIVE AS OF APRIL 1, 2001
                     AMENDED AND RESTATED AS OF JULY 1, 2004

                                   (Agreement)

                                     between

                     METLIFE INVESTORS USA INSURANCE COMPANY

                                    (Cedent)

                                       and

                        EXETER REASSURANCE COMPANY, LTD.
                                   (Reinsurer)

The Agreement is hereby amended, as of DECEMBER 31, 2010, as follows:

1. The parties agree, subject to and conditioned on the regulatory approval of the reinsurance agreement with an effective date of January 1, 2011 between MetLife Investors USA Insurance Company and MetLife Insurance Company of Connecticut, to terminate reinsurance coverage on annuity contracts issued on or after January 1, 2011.

This Amendment No. 16 does not alter, amend or modify the Agreement other than as set forth herein, and the terms and conditions of the Agreement, as amended herein, continue in effect without other change.

In Witness whereof, the parties have caused this Amendment No. 16 to be signed in duplicate counterparts as of the date first above written.

METLIFE INVESTORS USA INSURANCE COMPANY


By: /s/ Roberto Baron
    -------------------------------------
Name:  Roberto Baron
Title: Vice President and Senior Actuary


EXETER REASSURANCE COMPANY, LTD.


By: /s/ Christopher Kremer
    -------------------------------------
Name:  Christopher Kremer
Title: Assistant Vice President and Actuary


                                   Page 1 of 1